UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Chaparral Energy, Inc.

(Name of the Registrant as Specified In Its Charter)

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Notice of 2019 Annual Meeting

of Stockholders and

Proxy Statement

2019 Annual Meeting of Stockholders:

June 28, 2019 at 10:00 a.m.

Chaparral Energy, Inc.

701 Cedar Lake Boulevard

Oklahoma City, OK 73114

Whether or not you will be able to attend the 2019 Annual Meeting,

please vote your share promptly so that you may be represented at the meeting.

Chaparral Energy, Inc. 701 Cedar Lake Boulevard Oklahoma City, OK 73114

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

Place: 701 Cedar Lake Boulevard Oklahoma City, OK 73114	Time and Date: 10:00 a.m. local time June 28, 2019	Record Date: May 6, 2019

To the stockholders of Chaparral Energy, Inc., a Delaware corporation (the “Company”):

NOTICE IS HEREBY GIVEN that the annual meeting (the “Annual Meeting”) of stockholders will be held on June 28, 2019, at 10:00 a.m. local time at the principal executive offices of the Company, 701 Cedar Lake Boulevard, Oklahoma City, OK 73114. The Annual Meeting is being held for the following purposes:

1.	to elect eight directors named in the accompanying proxy statement, each to serve until the next Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified;

2.	to approve the Chaparral Energy, Inc. 2019 Long-Term Incentive Plan;

3.	to consider an advisory vote on the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement;

4.	to consider an advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers;

5.	to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

6.	to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Enclosed with this notice is a proxy statement and proxy card. The accompanying proxy statement contains information regarding the matters that you will be asked to consider and vote on at the Annual Meeting.

The Board of Directors of the Company has fixed the close of business on May 6, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any reconvened meeting after any adjournment or postponement of the meeting. Only holders of record of issued and outstanding shares of Class A common stock, par value $0.01 per share, of the Company (the “Common Stock”) at the close of business on May 6, 2019 will be entitled to vote.

Representation of your shares at the meeting is very important. All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting, PLEASE VOTE BY TELEPHONE, THE INTERNET OR BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 28, 2019: The Notice of Annual Meeting of Stockholders, Proxy Statement and 2018 Annual Report are available on the Internet at www.proxypush.com/CHAP.

By Order of the Board of Directors,

Justin P. Byrne

Vice President, General Counsel and Secretary

May 23, 2019

Oklahoma City, Oklahoma

Chaparral Energy, Inc.	2019 Proxy Statement i

ii 2019 Proxy Statement	Chaparral Energy, Inc.

Chaparral Energy, Inc. 701 Cedar Lake Boulevard Oklahoma City, OK 73114

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS – JUNE 28, 2019

This Proxy Statement and the accompanying proxy materials are being furnished to stockholders of Chaparral Energy, Inc., which is referred to in this Proxy Statement as the “Company,” “we,” “us” or “our,” in connection with the solicitation by or on behalf of the Board of Directors of the Company (the “Board”) of proxies to be voted at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., Central Time, on Friday, June 28, 2019 and at any adjournment, postponement or continuation thereof. The Annual Meeting will be held at the principal executive offices of the Company, 701 Cedar Lake Boulevard, Oklahoma City, OK 73114. This Proxy Statement and the accompanying proxy materials are first being mailed on or about May 23, 2019.

QUESTIONS & ANSWERS ON VOTING PROCEDURES

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Holders of record of issued and outstanding shares of Class A common stock, par value $0.01 per share, of the Company (“Common Stock”), who owned such shares as of the close of business on May 6, 2019, the record date for the Annual Meeting, may vote at the Annual Meeting. Each share of Common Stock has one vote. There were 46,341,222 shares of Common Stock outstanding and eligible to vote on the record date. There are no rights of appraisal or similar rights of dissenters arising from the proposals to be acted on at the meeting.

How can I access the proxy materials over the Internet?

You can view the proxy materials for the Annual Meeting on the Internet at www.proxypush.com/CHAP by using your control number, which can be found on your proxy card or voting instruction form.

What is a quorum of stockholders? What if a quorum is not present at the Annual Meeting?

The holders of a majority in voting power of the outstanding Common Stock represented in person or by proxy shall constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes for all matters considered at the Annual Meeting.

We must have a quorum of the Common Stock present (in person or by proxy) to conduct the meeting. If a quorum is not present at the Annual Meeting, the holders of a majority in voting power of the outstanding Common Stock entitled to vote who are present or represented by proxy have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting of the time and place of the adjourned meeting, until a quorum is present. In addition, under our Amended and Restated Bylaws (our “Bylaws”), the Chairman of the Board or the Board has the authority to adjourn the Annual Meeting for any reason from time to time without notice, other than an announcement of the time and place of the adjourned meeting, provided that a new record date is not set. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting.

What vote is required to approve each of the proposals?

Directors will be elected (Proposal No. 1) by a plurality of the votes cast at the meeting. This means that the eight director nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected to the Board. With respect to the election of directors, you may vote “for” all nominees for the Board, you may “withhold authority for all nominees” or you may vote “for all except” one or more nominees. Brokers will not have discretionary authority to vote on Proposal No. 1. Additionally, a plurality of the votes cast will be considered the stockholders’ preferred frequency for holding an

Chaparral Energy, Inc.	2019 Proxy Statement 1

PROXY STATEMENT

advisory vote on executive compensation (Proposal No. 4). Abstentions and broker non-votes will not count as votes “for” or “against” a director or for “One Year,” “Two Years,” or “Three Years” with respect to the frequency of the executive compensation advisory vote since both Proposal No. 1 and Proposal No. 4 will be decided by plurality voting. Therefore, abstentions and broker non-votes will have no effect on the outcome of Proposal No. 1 or Proposal No. 4.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required for (i) the approval of the Company’s 2019 Long-Term Incentive Plan (Proposal No. 2); (ii) the approval, on an advisory basis, of the compensation of Company’s named executive officers (Proposal No. 3); and (iii) the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year ending December 31, 2019 (Proposal No. 5). On these proposals, you may vote “for,” “against” or “abstain.” Abstentions will not count as votes cast for any of the proposals. As a result, abstentions will have the effect of a vote against Proposal No. 2, Proposal No. 3, and Proposal No. 5. Broker non-votes will not have any effect on Proposal No. 2 or Proposal No. 3. Brokers may vote uninstructed shares on Proposal No. 5.

How do I vote?

You may vote by any of the following methods:

By Telephone	If you have telephone or Internet access, you may submit your proxy vote by following the instructions provided on your proxy card or voting instruction form. If you grant a proxy by telephone or Internet, your voting instructions must be received by 9:59 a.m. Central Time on June 28, 2019. If you vote by telephone or Internet, you do NOT need to return your proxy card by mail.
By Internet
By Mail

You may submit your proxy vote by mail by signing a proxy card if your shares of Common Stock are registered or, for shares held beneficially in street name, by following the voting instructions included by your broker, trustee or nominee, and mailing it in the enclosed envelope. If you provide specific voting instructions, your shares of Common Stock will be voted as you have instructed. Any proxy card that you mail must be signed and dated and must actually be received prior to the Annual Meeting.

In Person at the Annual Meeting

If your shares of Common Stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the Annual Meeting. If your shares of Common Stock are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares of Common Stock held in street name. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares of Common Stock in person at the meeting unless you obtain a “legal proxy” from your broker, trustee or nominee that holds your shares of Common Stock, giving you the right to vote the shares of Common Stock at the Annual Meeting. If you plan on attending the Annual Meeting in person, please contact Investor Relations at (405) 426-6700 at least two business days in advance to have your name registered with appropriate personnel at the Annual Meeting site. Even if you plan to attend the Annual Meeting, we encourage you to vote by proxy (by telephone, internet or mail). Attending the Annual Meeting (without further action) will not revoke your proxy.

2 2019 Proxy Statement	Chaparral Energy, Inc.

PROXY STATEMENT

If my shares of Common Stock are held in “street name” by my broker, will my broker vote my shares of Common Stock for me?

If your shares of Common Stock are held in a brokerage account, you will receive a full meeting package, including a voting instructions form to vote your shares of Common Stock. Your brokerage firm may permit you to provide voting instructions by telephone or by the Internet. Brokers who hold shares in “street name” for customers are required to vote those shares as the customers instruct. Under applicable rules, brokers are permitted to vote on “routine” matters even if they have not received voting instructions from their customers, but they are not permitted to vote on “non-routine” matters absent specific voting instructions from their customers. Your brokerage firm has the authority to vote your unvoted shares of Common Stock on Proposal No. 5 only. Your brokerage firm is not permitted, however, to vote your shares of Common Stock on Proposal No. 1, Proposal No. 2, Proposal No. 3, or Proposal No. 4 because they are non-routine matters. A “broker non-vote” occurs when a broker holds shares for a customer, which are present at the meeting, but lacks discretionary voting power with respect to a particular proposal because the customer has not given the broker instructions regarding how to vote those shares. We urge you to respond to your brokerage firm so that your vote will be cast in accordance with your instructions.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We solicit proxy cards that are used to instruct the proxy how to vote so that all shares of Common Stock may be voted at the Annual Meeting even if the holders do not attend the meeting in person.

How will my proxy vote my shares of Common Stock?

If you properly sign and return your proxy card or voting instructions form, your shares of Common Stock will be voted as you direct. If you sign and return your proxy card, but do not specify how you want your shares of Common Stock voted, they will be voted in accordance with the Board’s recommendations, which are as follows:

•	“FOR” the election of each of the eight nominees for the Board (Proposal No. 1);

•	“FOR” the approval of the Company’s 2019 Long-Term Incentive Plan (Proposal No. 2);

•	“FOR” the approval, on an advisory basis, of the compensation of Company’s named executive officers (Proposal No. 3);

•	“ONE YEAR” on the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers (Proposal No. 4); and

•	“FOR” the ratification of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 5).

With respect to any other business that may properly come before the Annual Meeting or any adjournment or postponement, your shares will be voted in accordance with the discretion of the proxy holders. If we propose to adjourn the Annual Meeting, proxy holders will vote all shares for which they have voting authority in favor of adjournment. The Board knows of no matters other than those stated in the Notice of Annual Meeting of Stockholders and described in this Proxy Statement to be presented for consideration at the Annual Meeting.

Can I vote by proxy even if I plan to attend the Annual Meeting?

Yes. If you vote by proxy and decide to attend the Annual Meeting, you do not need to fill out a ballot at the meeting, unless you want to change your vote. Even if you plan to attend the Annual Meeting, we encourage you to vote by proxy. Attending the Annual Meeting (without further action) will not revoke your proxy.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder or proxy may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Chaparral Energy, Inc.	2019 Proxy Statement 3

PROXY STATEMENT

Please note that if you own shares of Common Stock in “street name,” meaning through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your Common Stock ownership as of the record date. You will not be able to vote your shares of Common Stock in person without a “legal proxy” giving you the right to vote the shares of Common Stock at the Annual Meeting from your broker, trustee or nominee that holds your shares of Common Stock.

Why might I receive more than one proxy card? Should I vote on each proxy card I receive?

First, you may have various accounts with us that are registered differently, perhaps in different names or with different social security or federal tax identification numbers. Second, you may also own shares of Common Stock indirectly through your broker. Your broker will send you a proxy card or voting instructions form for these shares of Common Stock. You should vote on each proxy card or voting instructions form you receive and mail it to the address shown on the applicable proxy card or form.

How do I change my vote or revoke my proxy?

You may change your vote at any time before the Annual Meeting by:

•

notifying the Corporate Secretary, in writing received prior to the commencement of the Annual Meeting at Chaparral Energy, Inc., 701 Cedar Lake Boulevard, Oklahoma City, Oklahoma 73114, that you are changing your vote or revoking your proxy;

•

completing and sending in another proxy card or voting instructions form with a later date, which proxy card or voting instructions form is received prior to the closing of the polls at the Annual Meeting; or

•	attending the Annual Meeting and voting in person.

Who is soliciting my proxy, how is it being solicited, and who pays the cost?

The Company, on behalf of the Board, through its directors, officers and employees, is soliciting proxies. Proxies may be solicited in person, by telephone, email, facsimile or other means by our officers, directors and employees. Directors, officers and employees will not be additionally compensated for their proxy solicitation efforts, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company has requested banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares for whom they are record holder, and the Company will, upon request, reimburse reasonable forwarding expenses. The Company will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Meeting and related proxy materials.

Where can I find the voting results of the Annual Meeting?

We expect that the preliminary voting results will be announced at the Annual Meeting. The Company will publish final voting results of the Annual Meeting in a Current Report on Form 8-K within four business days after the Annual Meeting.

Are any other matters to be addressed at the Annual Meeting?

We know of no matters which are to be presented for consideration at the Annual Meeting other than those specifically described in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, however, it is the intention of the persons designated as proxies to vote on them in accordance with their best judgment.

4 2019 Proxy Statement	Chaparral Energy, Inc.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Proposal

Eight directors have been nominated by the Board for election at the Annual Meeting, all of whom are current directors of the Company. Detailed information on each nominee is provided below. Each nominee, if elected, will serve until the next Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. Although all nominees have consented to serve if elected, if any nominee should ultimately decline or be unable to serve, the Board will, if practicable, designate a substitute nominee, and the persons named in the accompanying proxy card will vote for each such substitute nominee. We have no reason to believe that any nominee will decline or be unable to serve.

Vote Required

The Members of the Board are elected by a plurality of the votes cast at the meeting. This means that the eight director nominees receiving the highest number of affirmative votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected to the Board. The election of directors (Proposal No. 1) is considered a non-routine matter under applicable rules. Consequently, brokers may not vote uninstructed shares on this proposal, and there may be broker non-votes on this proposal. Broker non-votes will have no effect on the outcome of Proposal No. 1.

Information Regarding Nominees for Election as Directors

Presented below is a description of certain biographical information, occupations and business experience for the past five years of each person nominated to become a director.

The Nominating and Governance Committee of the Board identifies, evaluates and recommends qualified nominees to serve on the Board. Additionally, the Nominating and Governance Committee reviews the qualifications of existing Board members before they are nominated for re-election to the Board. Once nominees are selected, the Board determines which nominees are presented to the Company’s stockholders for final approval.

The following table sets forth the names and certain information of each nominee. Each nominee has consented to be named in this proxy statement and to serve as a director, if elected.

Name	Age	Position

K. Earl Reynolds	58	Chief Executive Officer, President and Director

Robert F. Heinemann	66	Director, Chairman

Douglas E. Brooks	60	Director

Matthew D. Cabell	61	Director

Samuel Langford	61	Director

Kenneth W. Moore	49	Director

Marcus C. Rowland	66	Director

Gysle Shellum	67	Director

Chaparral Energy, Inc.	2019 Proxy Statement 5

PROPOSAL NO. 1: ELECTION OF DIRECTORS

K. Earl Reynolds Chief Executive Officer and President, Director	Director Since: 2011 Board Committees: Age: 58

Biographical Information:

K. Earl Reynolds joined Chaparral in 2011 as an executive vice president and chief operating officer before being named as the Company’s president in 2014 and its chief executive officer in 2017. From 2000 to 2010, Mr. Reynolds led the International Business Unit and was actively involved in strategic planning for Devon Energy, most recently serving as senior vice president of strategic development, where he was responsible for strategic planning, budgeting, coordination of acquisitions and divestitures, and oversight of the company’s assessment of oil and gas reserves.

Prior to Devon, Mr. Reynolds’ career included several key leadership roles in domestic and international operations with companies such as Burlington Resources and Mobil Oil.

Mr. Reynolds has served on the board of directors for several nonprofit organizations in Houston and Oklahoma City. He currently sits on the board of directors for the Oklahoma City YMCA and the Oklahoma Independent Petroleum Association, where he serves as the Chairman of its Legislative Committee. Mr. Reynolds holds a Master of Science degree in petroleum engineering from the University of Houston and a Bachelor of Science degree in petroleum engineering from Mississippi State University. In 2013 he was named as a Distinguished Fellow of the Mississippi State University Bagley College of Engineering.

Qualifications:

The Board believes Mr. Reynolds’ leadership roles within our Company and his extensive experience in the energy industry have provided him with a deep knowledge and understanding of both our Company and the industry and make him a valuable member of the Board.

Robert F. Heinemann Director and Chairman of the Board	Director Since: 2017 Board Committees: Age: 66

Biographical Information:

Robert F. Heinemann was named to Chaparral’s Board in 2017. From 2002 to 2013, Mr. Heinemann worked for Berry Petroleum Company, serving as a director and then as the president and chief executive officer for the last nine years of his tenure. Prior to that time, he was employed at Halliburton Company and Mobil Exploration and Producing, as well as various other Mobil entities, in positions of increasing responsibility.

Mr. Heinemann currently serves on the board for several other energy companies, including Crescent Point Energy Corporation, Crestone Peak Resources, L.L.C. and Great Western Oil and Gas Company, L.L.C., where he was the chairman from 2014 to 2016. He has also previously served on the board for Yates Petroleum Corporation until its merger in late 2016 and as chairman of the board for C12 Energy, L.L.C. Mr. Heinemann holds Bachelor of Engineering and PhD degrees in chemical engineering from Vanderbilt University.

Qualifications:

The Board believes that Mr. Heinemann’s prior experience as an executive and director of numerous energy companies provides significant contributions to the Board.

6 2019 Proxy Statement	Chaparral Energy, Inc.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Douglas E. Brooks Director	Director Since: 2017 Board Committees: Age: 60

Biographical Information:

Douglas E. Brooks joined Chaparral’s Board in 2017. Mr. Brooks served as the president and chief executive officer of Energy XXI Gulf Coast, Inc., an offshore Gulf of Mexico exploration and production company, from April 2017 until it was acquired by an affiliate of Cox Oil LLC in October 2018. Prior to joining the Board, Mr. Brooks served as the president and chief executive officer of Yates Petroleum, a privately owned exploration and production company focused on the Delaware and Powder River basins, which merged with EOG Resources; and, Aurora Oil & Gas Limited, a publicly owned Australian based exploration and production company focused on the Eagle Ford formation in South Texas, which merged with Baytex Energy Corp. Before that time, he served as a senior vice president at Forest Oil Corporation. Mr. Brooks has also built two private equity-sponsored firms focused on unconventional resource projects in the western U.S. Mr. Brooks spent 24 years with Marathon Oil Company in roles of increasing responsibility, lastly as the director of upstream mergers and acquisitions and business development for the Americas.

Prior board experience includes Energy XXI Gulf Coast, Inc., Yates Petroleum, Aurora Oil & Gas Ltd., and Madalena Energy in Canada. He is currently a private investor and serves as an adviser for Hart Energy’s A&D Watch, a global energy research publication. Mr. Brooks holds a Bachelor of Science degree in business management from the University of Wyoming—Casper and a Masters of Business Administration, Finance from Our Lady of the Lake University in Texas.

Qualifications:

The Board believes Mr. Brooks’ extensive experience as an executive in the energy industry brings important experience and perspective to the Board.

Matthew D. Cabell Director	Director Since: 2017 Board Committees: Age: 61

Biographical Information:

Matthew D. Cabell joined Chaparral’s Board in 2017. Mr. Cabell retired from Seneca Resources in 2016, where he had served as its president since 2006. Prior to that time, he was as an executive vice president and general manager at Marubeni Oil & Gas, USA, and held various roles in the exploration and production segments of Texaco and Amerada Hess Corporation.

Mr. Cabell currently serves as an advisor to KKR. He has also previously served as a member of the board for the American Exploration and Production Council and America’s Natural Gas Alliance. Mr. Cabell earned a Bachelor of Science degree in geology from the University of Michigan and his Masters of Business Administration from Cornell University’s Johnson Graduate School of Management.

Qualifications:

The Board believes that Mr. Cabell provides valuable insights to the Board as a result of his deep knowledge and understanding of exploration and production matters.

Chaparral Energy, Inc.	2019 Proxy Statement 7

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Samuel Langford Director	Director Since: 2017 Board Committees: Age: 61

Biographical Information:

Samuel Langford was named to Chaparral’s Board in 2017. Mr. Langford continues to serve as the principal for Langford Upstream Advisory, L.L.C., a position he has held since 2013. Previously, he spent eight years working in positions of growing responsibility at Newfield Exploration, including roles as the company’s vice president of corporate development, general manager for its Mid-Continent Business Unit and senior corporate advisor. Before joining Newfield, Mr. Langford spent time at Cockrell Oil Corporation, British Gas E&P, Tenneco Inc., Tenneco Oil Co. and Exxon USA.

Mr. Langford currently serves as an advisor to Silver Point Capital, L.P. He also is currently a member of the board of directors for Basic Energy Services. He received his Bachelor of Science degree in mechanical engineering from Auburn University.

Qualifications:

The Board believes Mr. Langford brings significant leadership experience and expertise in the energy industry to the Board.

Kenneth W. Moore Director	Director Since: 2017 Board Committees: Age: 49

Biographical Information:

Kenneth W. Moore joined Chaparral’s Board in 2017. Mr. Moore is currently the president of KWM Advisors, L.L.C., a position he has held since 2016. From 2004 to 2015, he served as a managing director at First Reserve Corporation, a global private equity firm, which invests exclusively in the energy industry. Prior to that time, Mr. Moore served as a vice president at Morgan Stanley New York and as a director for Enstar Group Limited, Chart Industries, Inc. and Dresser-Rand Group Inc.

Mr. Moore is currently a member of the board of directors for Peabody Energy and SEAL Legacy Foundation. He has also previously served on several other boards, including those for Enstar Group Limited, Dresser-Rand Group, Inc. and Chart Industries, Inc. Mr. Moore graduated from Tufts University with a Bachelor of Arts degree in English and received his Master of Business Administration from Cornell University.

Qualifications:

The Board believes that Mr. Moore’s executive management experience in the energy industry and his years of public and private company experience bring important insight and skill to the Board.

8 2019 Proxy Statement	Chaparral Energy, Inc.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Marcus C. Rowland Director	Director Since: 2019 Board Committees: Age: 66

Biographical Information:

Marc Rowland joined Chaparral’s Board in April 2019, pursuant to the terms of the Company’s support agreement with Strategic Value Partners, LLC (“SVP”) and certain funds and accounts managed by SVP (the “SVP Support Agreement”), pursuant to which SVP had the right to designate a director on the Board. Mr. Rowland is the founder and currently senior managing director of IOG Capital, LP where he leads such company’s investment team and has served in the position since 2014. Previously, Mr. Rowland served as the chief executive officer at FTS International, Inc. (formerly Frac Tech International, LLC) from May 2011 through November 2012, and as the president and chief financial officer of Frac Tech Services, LLC and Frac Tech International, LLC from November 2010 to May 2011. Mr. Rowland served as the chief financial officer or equivalent positions of Chesapeake Energy Corporation from 1993, when the company became publicly traded, until October 2010, leaving in the position of executive vice president and chief financial officer. Prior to that, Mr. Rowland served as chief operating officer of Anglo-Suisse, LP from 1990 to 1992.

Mr. Rowland has served as a director on the boards of a number of public and private companies including as chairman of the board for SilverBow Resources from 2016 to the present, Mitcham Industries, Inc. from 2015 to the present, Warren Resources, Inc. from 2012 to 2016, Chesapeake Midstream Partners from 2010 to 2011. He is an alumnus of Wichita State University.

Qualifications:

The Board believes Mr. Rowland’s experience advising and investing in the energy industry is a significant contribution to the Board.

Gysle Shellum Director	Director Since: 2017 Board Committees: Age: 67

Biographical Information:

Gysle Shellum was named to Chaparral’s Board in 2017. Mr. Shellum previously served as the chief financial officer of PDC Energy, Inc. from 2008 until his retirement in 2016. Prior to that time, he was the vice president of finance at Crosstex Energy, L.P. (now EnLink Midstream, L.L.C.). Mr. Shellum previously held senior financial positions in a number of E & P companies subsequent to starting his career in public accounting with Arthur Andersen & Co. in Dallas, Texas

Mr. Shellum served as an at-large director for the Independent Petroleum Association of America in 2016 & 2017 and served on the University of Colorado Global Energy Management Graduate Program’s Advisory Council until his retirement. He received his Bachelor of Arts in accounting from the University of Texas at Arlington.

Qualifications:

The Board believes Mr. Shellum’s extensive financial expertise brings important experience and skill to the Board.

Chaparral Energy, Inc.	2019 Proxy Statement 9

CORPORATE GOVERNANCE

Our website contains a number of documents, available free of charge, that will be helpful to your understanding of our corporate governance practices, including:

•	Corporate Governance Guidelines;

•	Code of Business Conduct and Ethics; and

•	Board committee charters.

You may also obtain copies of these documents by contacting the Corporate Secretary.

Our Board regularly reviews developments in corporate governance and updates our corporate governance documents and practices as appropriate. Amendments to these documents will be promptly posted on our website.

Meetings

During 2018, our Board held nine meetings of the full Board and 12 total meetings of committees. Each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee held four meetings during 2018. In addition, the Company’s independent auditors and management meet with the Audit Committee Chairman prior to the issuance of earnings press releases, and the other members of the Audit Committee are invited to attend these meetings. All directors are expected to attend meetings of the Board (and any committees thereof on which they serve) either in person or telephonically unless exigencies prevent them from attending. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which he or she has been a director) and (2) the total number of meetings of committees of the Board on which he served (during the periods that he served).

Our non-employee directors meet at regularly scheduled executive sessions presided over by the Chairman of the Board. Additionally, our independent directors meet at least once a year without members of management or non-independent directors present.

Although we do not have a formal policy in place regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Two directors attended our 2018 annual meeting of stockholders.

Director Independence

Our Board is subject to the independence standards under the New York Stock Exchange (the “NYSE”). The NYSE’s definition of independence includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings involving the Company, which would prevent a director from being independent. The Board has determined that Messrs. Shellum, Moore, Langford, Brooks, Cabell, Heinemann and Rowland are independent under the NYSE and SEC rules for purposes of service on the Board. Messrs. Geenberg and Morris, each of whom served on the Board for part of the 2018 fiscal year and resigned from our Board effective March 11, 2019, were also determined by our Board to have been independent under the NYSE independence standards.

Stockholder and Interested Party Communications with the Board

Stockholders and interested parties may communicate directly with the Board, a particular director, or a group of directors, such as the non-management directors, by sending a letter to the attention of the Board, the particular director, or a group of directors, as applicable, c/o Corporate Secretary, Chaparral Energy, Inc., 701 Cedar Lake Boulevard, Oklahoma City, OK 73114. The Corporate Secretary shall forward communications to the appropriate directors or the Board as a whole, as applicable, unless he reasonably determines in good faith that such communications relate to an improper or irrelevant topic.

10 2019 Proxy Statement	Chaparral Energy, Inc.

CORPORATE GOVERNANCE

Board Leadership Structure

The Board does not have a formal policy addressing whether or not the roles of Chairman and principal executive officer should be separate or combined, however the Board reviews this structure periodically. At present, the Board has chosen to separate the positions of Chairman and principal executive officer because the structure provides independent Board oversight by an independent Chairman and enhances accountability.

Board Committees

The Board has the following three standing committees, each comprised of non-employee directors: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of these committees is governed by a charter adopted by the Board. These charters establish the purposes of the respective committees as well as committee membership guidelines. They also define the authority, responsibilities and procedures of each committee in relation to the committee’s role in supporting the Board and assisting the Board in discharging its duties in supervising and governing the Company. The charters for each of our committees can be found on our website at www.chaparralenergy.com.

The Audit Committee consists of Messrs. Shellum (Chair), Moore and Langford, each of whom is independent under the rules of the SEC and the NYSE. The Board has determined that Mr. Shellum satisfies the definition of “audit committee financial expert.”

The Audit Committee oversees, reviews, acts on and reports on various auditing and accounting matters to the Board, including the selection of our independent registered public accounting firm, the scope of our annual audits, fees to be paid to the independent registered public accounting firm, the performance of our independent registered public accounting firm and our accounting practices. In addition, the Audit Committee oversees our compliance programs relating to legal and regulatory requirements. The Audit Committee has the power to delegate any of its authority to subcommittees or to individual members of the Audit Committee as it deems appropriate.

The Compensation Committee currently consists of Messrs. Cabell (Chair), Brooks and Langford, each of whom is independent under the rules of the SEC and the NYSE. The Compensation Committee approves salaries, incentives and other forms of compensation for officers and other employees. The Compensation Committee also administers our incentive compensation and benefit plans. The Compensation Committee has the power to delegate any of its authority to subcommittees or to individual members of the Compensation Committee as it deems appropriate.

The Nominating and Governance Committee consists of Messrs. Moore (Chair), Cabell, Brooks and Rowland, each of whom is independent under the rules of the SEC and the NYSE. The Nominating and Governance Committee identifies, evaluates and recommends qualified nominees to serve on the Board, develops and oversees our internal corporate governance processes and maintains a management succession plan. The Nominating and Governance Committee has the power to delegate any of its authority to subcommittees or to individual members of the Nominating and Governance Committee as it deems appropriate.

The Nominating and Governance Committee seeks opportunities to enhance the diversity of directors serving on our Board. Although the Nominating and Governance Committee does not have specific requirements with regard to diversity in identifying director nominees, the Nominating and Governance Committee has historically considered, and will continue to consider, diversity a significant factor in evaluating the qualifications and experience of director nominees. In that regard, the Nominating and Governance Committee will endeavor to achieve an overall variety and mix of diversity in professional experiences, skills, perspective, culture, race and gender among the directors of our Board.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that is applicable to all employees, officers and members of the Board. The Code of Business Conduct and Ethics is available on our website at www.chaparralenergy.com.

Chaparral Energy, Inc.	2019 Proxy Statement 11

CORPORATE GOVERNANCE

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to authority delegated by the Board to the Audit Committee in its charter, the Audit Committee is responsible for establishing procedures for the approval of all related party transactions between the Company and any officer or director that would potentially require disclosure. The Board has adopted a written policy regarding related party transactions that is to be administered by the Audit Committee. The policy applies generally to transactions, arrangements or relationships in which the Company was, is or will be a participant, in which the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. Related persons include, among others, directors and executive officers of the Company, beneficial owners of more than 5% of the Company’s voting securities, immediate family members of the foregoing persons, and any entity in which the foregoing persons are employed, are a principal or in which such person has more than a 5% or greater beneficial ownership interest. The Company’s general counsel is responsible for submitting related person transactions to the Audit Committee for approval at regularly scheduled meetings, or, if such approval is not practicable, to the Chairman of the Audit Committee for approval between such meetings. When considering related person transactions, the Audit Committee, or where submitted to the Chairman, the Chairman, will consider all of the relevant facts available, including, but not limited to: the benefits of the transaction to the Company; the impact on a director’s independence in the event the related person is a director; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of available to unrelated third parties or to employees of the Company generally. The Company is not aware of any transaction that was required to be reported in its filings with the SEC where such policies and procedures either did not require review or were not followed.

Support Agreements

The Company entered into a support agreement with each of (i) Strategic Value Partners, LLC and certain funds and accounts managed by Strategic Value Partners, LLC and its affiliates (collectively, “SVP”) and (ii) Contrarian Capital Management, L.L.C. and certain funds and accounts managed by Contrarian Capital Management, L.L.C. and its affiliates (collectively “CCM”), pursuant to which each of SVP and CCM have the right to appoint one member to our Board subject to each of SVP’s and CCM’s respective compliance with its respective support agreement.

On June 6, 2018, the Company appointed Mr. David Geenberg as a member of the Board pursuant to the support agreement with SVP. On August 8, 2018, the Company appointed Mr. Graham Morris as a member of the Board pursuant to the support agreement with CCM. Messrs. Geenberg and Morris each resigned from our Board on March 11, 2019. Mr. Marcus Rowland joined Chaparral’s Board in April 2019 pursuant to the terms of the Company’s support agreement with SVP. CCM has not appointed a replacement designee for Mr. Morris.

The support agreements also include, among other provisions, certain standstill and voting commitments by each of SVP and CCM, including a voting commitment that each of SVP and CCM will vote in favor of (i) any director nominees recommended by the Board to the stockholders for election and (ii) other routine matters submitted by the Board to the stockholders for a vote. The standstill period, with respect to each support agreement, shall, subject to the Company’s compliance with the terms of the applicable support agreements, extend until the date that is the earlier of (i) 30 days prior to the expiration of the Company’s advance notice period for the later of (A) the 2020 annual meeting of stockholders or (B) any subsequent annual meeting of stockholders, should a SVP or CCM designee, as applicable, agree to be, but not be, included on the Company’s slate of director nominees for such subsequent annual meeting and (ii) 120 days after a SVP or CCM designee, as applicable, ceases to serve on the Board. The support agreements also provide for resignation of the respective designee upon breach of the applicable support agreement by SVP or CCM, or (i) in the case of a SVP designee, upon SVP ceasing collectively to beneficially own the lesser of an aggregate of (A) at least 8% of the Company’s then outstanding shares of Common Stock and (B) 3,719,850 shares of Common Stock or (ii) the case of a CCM designee, upon CCM ceasing collectively to beneficially own the lesser of an aggregate of (A) at least 5% of the Company’s then outstanding shares of Common Stock and (B) 2,324,906 shares of Common Stock.

12 2019 Proxy Statement	Chaparral Energy, Inc.

CORPORATE GOVERNANCE

Director Compensation

Our cash compensation plan for non-employee directors consists of:

•	an annual cash retainer of $100,000 to any non-employee Chairman of the Board, payable quarterly in arrears and pro-rated for any periods of partial service;

•	an annual cash retainer of $65,000 to each non-employee director (other than the Chairman of the Board), payable quarterly in arrears and pro-rated for any periods of partial service;

•

an additional annual cash retainer of $10,000, $7,500 and $5,000 for service in a non-chairperson role in the Audit, Compensation, and Nominating & Governance Committees, respectively, payable quarterly in arrears and pro-rated for any periods of partial service, and

•

an additional annual cash retainer of $20,000, $15,000 and $12,500 for the Chairman of the Audit, Compensation, and Nominating & Governance Committees, respectively, payable quarterly in arrears and pro-rated for any periods of partial service.

We also reimburse all of our directors for all reasonable out-of-pocket costs and expenses incurred by them in connection with their service as a director.

The Board has approved an equity component of compensation for non-employee directors comprised of restricted stock awards. The equity compensation granted to our directors in 2017 was front-loaded with the intent that no additional grants would be made in 2018.

The following table discloses compensation awarded to our Board in 2018. Mr. Rowland is not listed below because he was appointed to the Board on April 10, 2019 and therefore did not receive any compensation as a non-employee director in 2018.

Name	Cash fees paid in 2018

Robert F. Heinemann	$125,000

Douglas E. Brooks	91,250

Matthew D. Cabell	98,750

David Geenberg(1)	—

Samuel Langford	90,000

Kenneth W. Moore	101,875

Graham Morris(2)	—

Gysle Shellum	106,250

(1)

David Geenberg resigned from the Board effective March 11, 2019. Pursuant to the terms of the SVP Support Agreement, Mr. Geenberg waived his rights to compensation as a member of the Board and did not participate in the non-employee director compensation programs described hereunder.

(2)

Graham Morris resigned from the Board effective March 11, 2019. Pursuant to the terms of the Support Agreement by and among the Company, Contrarian Capital Management, L.L.C., and certain private investment funds directly or indirectly managed by Contrarian Capital Management, L.L.C., Mr. Morris waived his rights to compensation as a member of the Board and did not participate in the non-employee director compensation programs described hereunder.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE EIGHT DIRECTORS. IF NOT OTHERWISE SPECIFIED IN EXECUTED PROXY CARDS, THE PROXY WILL VOTE COMMON SHARES “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE.

Chaparral Energy, Inc.	2019 Proxy Statement 13

PROPOSAL NO. 2: APPROVAL OF 2019 LONG-TERM INCENTIVE PLAN

Proposal

We are asking you to approve the Chaparral Energy, Inc. 2019 Long-Term Incentive Plan (the “LTIP”), which the Board adopted on May 2, 2019 upon the recommendation of the Compensation Committee. The LTIP will only become effective if approved by stockholders at the Annual Meeting. If approved, the effective date of the LTIP will be June 28, 2019, the date of the Annual Meeting.

The Company believes that long term equity-based compensation is a critical part of its compensation program. Stockholder approval of the LTIP would allow us to continue to attract and retain talented directors, officers, employees and consultants with equity incentives.

The LTIP will replace the Chaparral Energy, Inc. Management Incentive Plan, adopted effective August 16, 2017 (the “MIP”), which will be frozen as of the effective date of the LTIP so that no further awards will be granted under the MIP. Outstanding awards under the MIP will continue to be governed by the terms of the MIP until vested, exercised, expired or otherwise terminated or canceled.

The LTIP authorizes us to issue up to 3,500,000 shares of the Common Stock. This represents an increase of 1,627,435 shares over the shares remaining available under the MIP as of the date the Board approved the LTIP. The number of authorized shares available for issuance under the LTIP will be increased by any shares of the Common Stock subject to awards under the MIP that, following the approval of the LTIP, would have become available under the terms of the MIP as a result of cancellation, forfeiture, termination or payment of an exercise price or withholding taxes.

As of the record date of May 6, 2019, there were a total of 46,341,222 shares of our Common Stock issued and outstanding. There were 1,872,565 shares remaining available for issuance under the MIP. The Company had a total of 706,824 shares of restricted stock outstanding as of the record date.

If the LTIP is not approved by stockholders, the MIP will continue in effect and we will continue to make grants under the MIP subject to the limits on shares available thereunder.

Background

On March 21, 2017 (the “Emergence Date”), we and our subsidiaries emerged from bankruptcy and shares of our common stock were distributed to our and our subsidiaries’ creditors pursuant to the First Amended Joint Chapter 11 Plan of Reorganization (as amended, modified, or supplemented from time to time, the “Plan of Reorganization”).

As part of the Plan of Reorganization, on the Emergence Date, the Company adopted the MIP. The total number of shares of our Common Stock reserved and available for delivery with respect to awards under the MIP was 3,388,832 shares, which represented 7% of the total new equity at the Emergence Date and was based on an assumed price of $27.63 per share price. At that time, the Company’s management and new equity holders expected this number of shares would be adequate to attract, retain, motivate and reward talented employees, officers, directors and consultants (“Service Providers”), and enhance the alignment of Service Providers with those of our shareholders for approximately three years.

Since the Emergence Date, however, a confluence of factors have impacted the utility of the MIP in its current form. These factors have resulted in the number of available shares under the MIP being insufficient to meet the Company’s near-term needs:

Share Allocation. As noted above, the total number of shares of our Common Stock reserved and available for delivery with respect to awards under the MIP represented only 7% of the total new equity at the Emergence Date. Based on data made available to the Company since the Emergence Date, it is our understanding that the 7% allocation to an equity-based award plan was on the lower end of the range of what was typical for oil and gas exploration and production companies emerging from bankruptcy at the time.

Trading Market for our Common Stock. A price of $27.63 per share was used in determining the number of shares reserved and initially granted under the MIP; however, there was no active trading market for our shares at that time and, accordingly, the value of shares reserved and granted at the Emergence Date was theoretical. Our shares of Common Stock did not begin trading on the NYSE until 16 months later, on July 24, 2018. From that date through May 10, 2019, the closing stock price for our Common Stock has ranged from $20.80 per share to $4.13 per share.

14 2019 Proxy Statement	Chaparral Energy, Inc.

PROPOSAL NO. 2: APPROVAL OF 2019 LONG-TERM INCENTIVE PLAN

Installation of a New Leadership Team. The Company has undergone several changes in its executive leadership since late 2017. Equity awards were critical in recruiting this executive talent that is required to lead the Company and execute on our go-forward strategy. The caliber of talent recruited and the post-emergence period during which management changes were made resulted in the granting of additional shares under the MIP.

Lower Valuation of Plan Shares. Following the Emergence Date, and despite the Company’s consistently strong operational performance, the per-share price for our Common Stock has experienced downward pressures that created a corresponding lower valuation of the shares previously granted, and currently available, under the MIP. The deterioration of the share price despite operational success has resulted in prior grants under the MIP lacking their intended retentive effect. Additionally, the current market value of the shares remaining available for grant under the MIP is inadequate to make market-competitive grants of equity compensation to Service Providers before the 2020 Annual Meeting of Stockholders.

In determining whether to recommend the approval of the LTIP, and consistent with the above considerations, our Board evaluated the following factors:

•

the near and medium term demand for equity-based compensation projected by the Company’s compensation philosophy described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement,

•	the recent and current trading price of the Company’s Common Stock,

•	the Company’s cash position,

•	the relationship between the number of shares of Company Common Stock currently outstanding and the number of shares to be reserved for issuance under the LTIP, and

•	the fact that such shares will represent an increase of 1,627,435 shares from the number of shares reserved for issuance and that remain available for future grant under the MIP as of April 30, 2019.

If the LTIP is approved, it will represent the only equity plan under which the Company will be able to grant future equity awards to Service Providers, and the Company will no longer grant awards under the MIP.

In light of these considerations, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain highly qualified individuals in the extremely competitive labor markets in which we compete, align compensation with longer-term Company performance and align Service Providers with stockholders’ interests, the Board has determined that the size of the share reserve under the LTIP is reasonable and appropriate at this time.

Benefits of the LTIP

A large part of our success depends on the performance and commitment of our key personnel. Stock-based long-term incentives assist us in attracting, retaining, motivating and rewarding talented employees, officers, directors and consultants. Providing equity grants creates long-term participation in the Company and aligns the interests of our employees, officers, directors and other service providers with the interests of our stockholders. The use of equity awards as compensation also allows the Company to conserve cash resources for other important purposes.

The LTIP provides the Compensation Committee with the flexibility to effectively use the shares under the plan to provide incentives to our personnel. The LTIP contains provisions we believe are consistent with best practices in equity compensation and which we believe further protect our stockholders’ interests, including:

•

Stockholder approval of amendments. Without stockholder approval, the LTIP prohibits any modification or amendment that operates to increase the total number of shares of Common Stock that may be issued under the LTIP (other than adjustments in connection with certain corporate reorganizations and other events) or to change the designation or class of persons eligible to receive awards under the LTIP.

•

No discounted stock options or stock appreciation rights. All newly granted stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our Common Stock on the date the stock option or stock appreciation right is granted. For purposes of the LTIP, the fair

Chaparral Energy, Inc.	2019 Proxy Statement 15

PROPOSAL NO. 2: APPROVAL OF 2019 LONG-TERM INCENTIVE PLAN

market value of a share of Common Stock as of any given date generally will be the closing sale price for a share of our Common Stock on the NYSE or, if no sale occurred on the date in question, the closing sale price for a share of our Common Stock on the last preceding date for which such quotation exists. The closing sale price for a share of our Common Stock on May 10, 2019 was $5.62.

•

Prohibition on dividend and dividend equivalents on unvested awards. Dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met.

•	Individual annual award limit. A maximum number of 3,500,000 shares of Common Stock may be issued pursuant to incentive stock options under the LTIP

•	Non-employee director award limit. The maximum value of awards granted to a non-employee director during any calendar year may not exceed $400,000.

•

Prohibition on repricing without stockholder approval. Awards may not be repriced, replaced, regranted through cancellation or otherwise modified without stockholder approval if the effect would be to reduce the exercise price for the shares under the award.

•

Prohibition on cash buyouts without stockholder approval. Stock options and stock appreciation rights that are underwater may not be canceled in exchange for cash or for the purpose of granting a replacement award of a different type.

•

Minimum vesting requirements. Awards that are designated to be settled in shares of Common Stock generally are subject to a one-year minimum vesting requirement, subject to a five percent exception and the permitted acceleration of vesting in the event of a participant’s death, disability, retirement, termination of employment, as a result of a change in control or such other events that the Compensation Committee determines.

•	No excise tax gross-up entitlement. The LTIP does not provide for any tax gross-ups.

Summary of Terms of the LTIP

The following description of the LTIP is a summary, does not purport to be a complete description of the LTIP and is qualified in its entirety by the full text of the LTIP. A copy of the LTIP is attached to this proxy statement as Appendix A and is incorporated herein by reference.

Purposes. The LTIP allows for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, stock awards and other incentive awards to employees, officers, directors and other service providers of the Company and its affiliates who are in a position to make a significant contribution to the success of the Company and its affiliates. The purposes of the LTIP are to attract and retain highly qualified individuals to perform services for the Company and its affiliates, to further align the interests of those individuals with those of our stockholders, and to more closely link compensation with the performance of the Company and its affiliates. The LTIP will provide an essential component of the Company’s total compensation package, reflecting the importance that we place on aligning the interests of our service providers with those of our stockholders.

Administration. The LTIP provides for administration by the Compensation Committee or another committee of our Board of Directors as our Board may designate. However, each member of the Compensation Committee must (i) meet independence requirements of the exchange on which our Common Stock is listed (if any), (ii) qualify as a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) satisfy independence criteria under any other applicable laws or regulations relating to the issuance of shares of Common Stock to employees. The Compensation Committee will have the authority to make all determinations under, prescribe all forms for use with, and adopt rules for the administration of, the LTIP. The Compensation Committee has the right to delegate to one or more officers of the Company any right granted to the Compensation Committee under the LTIP, except where such delegation would violate state corporate law.

Eligibility. Employees, officers, directors, consultants and other service providers of the Company and our affiliates who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company and our affiliates are eligible to participate in the LTIP. The Compensation Committee determines the types and size of awards and sets the terms, conditions, restrictions and limitations applicable to the award within the

16 2019 Proxy Statement	Chaparral Energy, Inc.

PROPOSAL NO. 2: APPROVAL OF 2019 LONG-TERM INCENTIVE PLAN

confines of the LTIP’s terms. We anticipate that all of our executive officers and approximately 90 other current employees, directors and other service providers will participate in the LTIP.

Available Shares. The maximum number of shares of Common Stock available for grant under the LTIP is 3,500,000. For purposes of this share limit, (i) the grant of stock options, restricted stock or stock awards reduces the share limit one share for each share subject to such an award, and (ii) the grant of stock appreciation rights, restricted stock units (including those credited to a participant in respect of a dividend unit right), performance awards or other incentive awards that may be paid or settled only in Common Stock, or in either cash or Common Stock (or a combination thereof), reduces the share limit one share for each share subject to such an award. The grant of stock appreciation rights, restricted stock units, performance awards or other incentive awards that may be paid or settled only for cash will not affect the share limit. If any award other than an award that may be paid or settled only for cash is canceled or forfeited, or terminates, expires or lapses, for any reason, the shares then subject to such award will again be available for grant of awards under the LTIP. If shares subject to an award (other than an award that may be paid or settled only for cash) are settled for cash in lieu of shares, then such shares will again be available for grant of awards under the LTIP. Shares (i) tendered or withheld to satisfy an exercise price or tax withholding obligation for a stock option or stock appreciation right, or (ii) repurchased by the Company using stock option proceeds will not again be available for issuance under the LTIP. Shares used to pay a tax withholding obligation for an award other than a stock option or stock appreciation right will increase the number of shares available for grant of awards under the LTIP. The LTIP contains anti-dilution provisions that provide that, in the event of an equity restructuring or certain other corporate transactions, adjustments will be made in the maximum number of shares subject to the LTIP, the award limits described below and the exercise price per share of outstanding awards.

Award Limits. The maximum number of shares of Common Stock that may be issued pursuant to incentive stock options under the LTIP is 3,500,000 shares. A non-employee director may not be granted awards under the LTIP for services in such capacity in any one year that have a value in excess of $400,000.

No Repricing or Reload Rights; No Buy-out of Underwater Options. Except for adjustment for certain corporate changes in accordance with the provisions of the LTIP, no award may be repriced, replaced, regranted through cancellation or otherwise modified without stockholder approval, if the effect would be to reduce the exercise price for the shares underlying such award. Further, no stock option or stock appreciation right that is underwater may be canceled in exchange for a cash payment or for the purpose of granting a replacement award of a different type.

Types of Awards

Stock Options. The LTIP provides for the grant of incentive stock options intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options that are not intended to meet those requirements. Incentive stock options may be granted only to employees of the Company and its affiliates. All stock options will be subject to terms, conditions, restrictions and limitations established by the Compensation Committee, including rules as to exercisability in the event of termination of employment or service, as long as they are consistent with the terms of the LTIP.

Generally, the exercise price of a stock option granted under the LTIP may not be less than the fair market value of the Common Stock on the date of grant. However, the exercise price may be less if the stock option is granted in connection with a transaction and complies with certain requirements of the Code. Incentive stock options must be granted at 100% of fair market value (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value). The exercise price of a stock option may be paid in cash (or equivalents), in shares of Common Stock that the participant already owns, or such other consideration as the Compensation Committee approves.

Stock Appreciation Rights (“SARs”). A stock appreciation right entitles the participant to receive an amount in cash and/or shares of Common Stock, as determined by the Compensation Committee, equal to the amount by which our Common Stock appreciates in value after the date of the award. The Compensation Committee will determine when the SAR will vest and become exercisable. Generally, the exercise price of a SAR will not be less than the fair market value of the Common Stock on the date of grant. However, the exercise price may be less if the SAR is granted in connection with a transaction and complies with special rules under Section 409A of the Code. No SAR will be exercisable later than ten years after the date of the grant. The Compensation Committee will set other terms, conditions, restrictions and limitations on SARs, including rules as to exercisability in the event of termination of employment or service.

Chaparral Energy, Inc.	2019 Proxy Statement 17

PROPOSAL NO. 2: APPROVAL OF 2019 LONG-TERM INCENTIVE PLAN

Restricted Stock and Restricted Stock Units (“RSUs”). Restricted stock is common stock that must be returned to us if certain conditions are not satisfied. The Compensation Committee will determine the restriction period and may impose other terms, conditions and restrictions on restricted stock, including vesting upon achievement of performance goals pursuant to a performance award and rules as to vesting in the event of termination of employment or service. The Compensation Committee also may require the participant to pay for restricted stock. Subject to the terms and conditions of the award agreement related to restricted stock, a participant holding restricted stock will have the right to receive dividends on the shares of restricted stock during the restriction period, vote the restricted stock and enjoy all other stockholder rights related to the shares of Common Stock, except that no dividends will vest or be payable sooner than the date on which the underlying restricted stock has vested. Upon expiration of the restriction period, the participant is entitled to receive shares of Common Stock not subject to restriction.

Restricted stock units are fictional shares of Common Stock. The Compensation Committee will determine the restriction period and may impose other terms, conditions and restrictions on RSUs, including vesting upon achievement of performance goals pursuant to a performance award and rules as to vesting in the event of termination of employment or service. Upon the lapse of restrictions, the participant is entitled to receive one share of Common Stock, an amount of cash equal to the fair market value of one share of Common Stock, or any combination of cash and Common Stock that equals the fair market value of one share of Common Stock as provided in the award agreement. An award of RSUs may include the grant of a tandem cash dividend right or dividend unit right. A cash dividend right is a contingent right to receive an amount in cash equal to the cash distributions made with respect to a share of Common Stock during the period the RSU is outstanding. A dividend unit right is a contingent right to have additional RSUs credited to the participant equal to the number of shares of Common Stock (at fair market value) that may be purchased with the cash dividends. No cash dividend right or dividend unit right will vest or be payable sooner than the date on which the underlying RSU has vested.

Performance Awards. A performance award is an award payable in cash (including an annual bonus award) or Common Stock (or a combination thereof) upon the achievement of certain performance goals over a performance period. Performance awards may be combined with other awards to impose performance criteria as part of the terms of the other awards. For each performance award, the Compensation Committee will determine (i) the amount a participant may earn in the form of cash or shares of Common Stock or a formula for determining the amount payable to the participant, (ii) the performance criteria and level of achievement versus such performance criteria that will determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, which may not be shorter than one year, (iv) the timing of any payments to be made, (v) restrictions on the transferability of the award and (vi) other terms and conditions that are not inconsistent with the LTIP.

Stock Awards. Stock awards are shares of Common Stock awarded to participants that are subject to no restrictions. Stock awards may be issued for cash consideration or for no cash consideration.

Other Incentive Awards. The Compensation Committee may grant other incentive awards under the LTIP based upon, payable in or otherwise related to, shares of Common Stock if the Compensation Committee determines that the other incentive awards are consistent with the purposes of the LTIP. Other incentive awards will be subject to any terms, conditions, restrictions or limitations established by the Compensation Committee. Payment of other incentive awards will be made at the times and in the forms, which may be cash, shares of Common Stock or other property, established by the Compensation Committee.

New Plan Benefits

Specific awards to our executive officers, directors, employees and other service providers under the LTIP have not been determined at this time. The Compensation Committee may grant awards to employees, officers, directors, consultants and other service providers in order to attract, retain, motivate and reward them prior to, but contingent on, approval of the LTIP by the stockholders at the 2019 Annual Meeting of Stockholders, or if approved, following approval of the LTIP at the 2019 Annual Meeting of Stockholders. In so doing, the Compensation Committee will consider the effectiveness of currently outstanding awards.

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PROPOSAL NO. 2: APPROVAL OF 2019 LONG-TERM INCENTIVE PLAN

Other Plan Provisions

Change in Control. The LTIP provides that in the event of our change in control (which may include, among others, the dissolution or liquidation of the Company, certain reorganizations, mergers or consolidations of the Company, and the sale of all or substantially all the assets of the Company and its subsidiaries), the Compensation Committee may, in its discretion, accelerate the vesting of options and stock appreciation rights, and terminate any restrictions on stock awards or cash awards; provide for the assumption or substitution of options and SARs; or provide for the cancellation of awards in exchange for a cash payment to the participant. The Compensation Committee may impose other terms, conditions and restrictions on awards, including rules as to vesting in the event the acquiring or surviving entity in the change in control transaction does not assume or continue an outstanding award upon the change in control or in the event of termination of employment or service following a change in control.

Withholding Taxes. All applicable withholding taxes will be deducted from any payment made under the LTIP, withheld from other compensation payable to the participant, or be required to be paid by the participant (or be subject to a participant’s election to pay) prior to the making of any payment of cash or Common Stock under the LTIP. Payment of withholding taxes may be made by withholding shares of Common Stock from any payment of Common Stock due or by the delivery by the participant to the Company or the applicable affiliate of previously acquired shares of Common Stock, in either case having an aggregate fair market value equal to the amount of the required withholding taxes.

Transferability. Generally, no award may be sold, transferred, pledged, exchanged, or disposed of, except by will or the laws of descent and distribution. However, if provided in the award agreement, nonqualified stock options may be transferred by a participant to a permitted transferee. Any such transfer must be without consideration.

Clawback Provision. All awards granted under the LTIP will be subject to the provisions of any clawback policy that we may implement, including, without limitation, any clawback policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

Amendment and Termination. Our Board may at any time suspend, terminate, amend or modify the LTIP, but may not without stockholder approval make any modification or amendment that operates (i) to increase the total number of shares of Common Stock that may be issued under the LTIP (other than adjustments in connection with certain corporate reorganizations and other events) or to change the designation or class of persons eligible to receive awards under the LTIP, or (ii) to effect any change for which stockholder approval is required by or necessary to comply with applicable law or the listing requirements of an exchange or association on which the Common Stock is then listed or quoted. Upon termination of the LTIP, the terms and provisions thereof will continue to apply to awards granted before termination. No suspension, termination, amendment or modification of the LTIP will adversely affect in any material way any award previously granted under the LTIP, without the consent of the participant.

Effectiveness. The LTIP will become effective upon approval by the stockholders at the Company’s 2019 Annual Meeting. Unless terminated earlier, the LTIP will terminate on May 2, 2029.

United States Federal Income Tax Consequences

The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participants’ particular circumstances. State and local tax consequences may in some cases differ from the federal tax consequences. The following summary of the income tax consequences in respect of the LTIP is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards, including the applicability and effect of state, local and foreign laws.

Incentive Stock Options. No income will be recognized by a participant for federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to a participant upon exercise of an incentive stock option is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the stock option, the participant will recognize

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PROPOSAL NO. 2: APPROVAL OF 2019 LONG-TERM INCENTIVE PLAN

capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. In these circumstances, we will not be entitled to any deduction for federal income tax purposes. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. If this occurs, we will be entitled to a tax deduction equal to the ordinary income amount the participant recognizes. The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, a participant may be subject to alternative minimum tax as a result of the exercise.

Nonqualified Stock Options. No income is expected to be recognized by a participant for federal income tax purposes upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a nonqualified stock option will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. Nonqualified stock options are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

Stock Appreciation Rights. There is expected to be no federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any Common Stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Restricted Stock. If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends on restricted stock accumulated during the restricted period that are paid to the participant at the end of the restricted period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b) of the Code. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair

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PROPOSAL NO. 2: APPROVAL OF 2019 LONG-TERM INCENTIVE PLAN

market value of the shares of restricted stock on the date of the transfer, less any amount paid therefor. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

Restricted Stock Units. There will be no federal income tax consequences to either the participant or the employer upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Common Stock in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the Common Stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Dividend Equivalents. Generally, a participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Common Stock in payment of any cash dividend rights or dividend unit rights in an amount equal to the cash the participant receives or the fair market value of the Common Stock so transferred, as applicable. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Performance Awards. There will be no federal income tax consequences to either the participant or the employer upon the grant of performance awards. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or shares of Common Stock in payment of performance awards in an amount equal to the aggregate of the cash received and the fair market value of the Common Stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Stock Awards. The participant will recognize income for federal income tax purposes at the time of the stock award and, subject to the deduction limitations described below, the employer will be entitled to a corresponding deduction.

Other Incentive Awards. The tax treatment of other incentive awards will depend on the type of award. In general, the participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the deduction limitations described below, the participant’s employer will be entitled to a tax deduction at the same time and for the same amount.

Limitations on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain publicly held employers may claim for otherwise deductible compensation payable to certain current and former executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million. All awards granted under the LTIP are subject to the deduction limit under Section 162(m).

Excess Parachute Payments. Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the LTIP upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Application of Section 409A of the Code. Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving nonqualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “nonqualified deferred compensation” includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. The awards made pursuant to the LTIP will be designed to comply with the requirements of Section 409A of the Code to the extent the awards granted under the LTIP are not exempt from coverage. However, if the LTIP fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.]

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHAPARRAL ENERGY, INC. 2019 LONG-TERM INCENTIVE PLAN. IF NOT OTHERWISE SPECIFIED IN EXECUTED PROXY CARDS, THE PROXY WILL VOTE COMMON STOCK “FOR” APPROVAL OF PROPOSAL NO. 2.

Chaparral Energy, Inc.	2019 Proxy Statement 21

EXECUTIVE OFFICERS

The following provides summary information regarding the experiences of the Company’s current executive officers. The executive officer profiles exclude Joseph O. Evans, who served as Chief Financial Officer and Executive Vice President until his retirement effective March 15, 2019. Due to his position as the Chief Financial Officer during 2018, Mr. Evans is identified as a named executive officer for 2018 in the compensation disclosures that follow these biographies.

Name	Age	Position

K. Earl Reynolds	58	Chief Executive Officer, President and Director

Scott Pittman	43	Chief Financial Officer and Senior Vice President

James M. Miller	56	Sr. Vice President—Operations

Mark Ver Hoeve	64	Vice President—Geoscience

Clint Calhoun	41	Vice President—Resource Development

Josh Walker	42	Vice President—Completions & Operations

Stephanie Carnes	42	Vice President—Corporate Controller

Justin Byrne	44	Vice President—General Counsel and Secretary

K. Earl Reynolds Chief Executive Officer, Director

K. Earl Reynolds joined Chaparral in 2011 as an executive vice president and chief operating officer before being named as the company’s president in 2014 and its chief executive officer in 2017. From 2000 to 2010, Mr. Reynolds led the International Business Unit and was actively involved in strategic planning for Devon Energy, most recently serving as senior vice president of strategic development, where he was responsible for strategic planning, budgeting, coordination of acquisitions and divestitures, and oversight of the company’s assessment of oil and gas reserves.

Prior to Devon, Mr. Reynolds’ career included several key leadership roles in domestic and international operations with companies such as Burlington Resources and Mobil Oil.

Mr. Reynolds has served on the board of directors for several nonprofit organizations in Houston and Oklahoma City. He currently sits on the board of directors for the Oklahoma City YMCA and the Oklahoma Independent Petroleum Association, where he serves as the Chairman of its Legislative Committee. Mr. Reynolds holds a Master of Science degree in petroleum engineering from the University of Houston and a Bachelor of Science degree in petroleum engineering from Mississippi State University. In 2013 he was named as a Distinguished Fellow of the Mississippi State University Bagley College of Engineering.

Scott Pittman Chief Financial Officer and Sr. Vice President

Scott Pittman joined Chaparral on February 11, 2019, and was subsequently appointed as chief financial officer and senior vice president of the Company, effective March 16, 2019. Prior to joining Chaparral, Mr. Pittman served as the chief financial officer of Ursa Resources Group and Aethon Energy Management. Prior to that time, Mr. Pittman served as vice president of finance for Cobalt International Energy. From 2005 to 2014, he worked at J.P. Morgan Securities Inc. covering exploration and production, with a focus on mergers and acquisitions, capital raising and commercial lending. Before joining J.P. Morgan, Mr. Pittman served as a captain in the United States Marine Corps, where he served two tours of duty. Mr. Pittman holds a Bachelor’s degree in business administration from the University of Oklahoma and a Master’s degree in business administration from the University of Texas at Austin.

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EXECUTIVE OFFICERS

James M. Miller Sr. Vice President - Operations

James M. Miller joined Chaparral in 1996 as its operations engineer. Since joining the Company, Mr. Miller has been promoted to positions of increasing responsibility and currently oversees the company’s production and completion operations as senior vice president of operations.

Prior to joining Chaparral, Mr. Miller worked for KEPCO Operating Inc. as a petroleum engineer. From 1987 to 1995, he was employed by Robert A. Mason Production Co. as a petroleum engineer and later as vice president of production.

He is a member of the Society of Petroleum Engineers and the American Petroleum Institute. Mr. Miller attended the University of Oklahoma and received a Bachelor of Science degree in petroleum engineering.

Mark Ver Hoeve Vice President - Geoscience

Mark Ver Hoeve joined Chaparral in 2017 as vice president of geoscience, overseeing the Company’s geoscience team.

Prior to joining Chaparral, Mr. Ver Hoeve served as vice president of exploration and development for Discovery Natural Resources, where he was responsible for leading the development of the company’s Midland Basin properties. From 2006 to 2016 he was a manager of new venture exploration at Cimarex Energy Co. Before Cimarex, Mr. Ver Hoeve’s career included several key geological leadership roles at EOG Resources, Vastar Resources and Atlantic Richfield Company (ARCO).

Mr. Ver Hoeve has served on several nonprofit and industry organization boards and is currently the president of the University of Texas at Austin Jackson School of Geoscience Friends and Alumni Network Board. He holds a Bachelor of Arts degree in geology from the University of Wisconsin-Madison and a Master of Science degree in geology from the University of Texas at Austin.

Clint Calhoun Vice President - Resource Development

Clint Calhoun joined Chaparral in 2019 as vice president of resource development. Before joining the Company, Mr. Calhoun co-founded the Merge- and SCOOP-focused Travis Peak Resources in 2013, where he served as vice president of engineering and was responsible for providing assessment and development strategy, budgeting and management of day-to-day operations for its Appalachia and Mid-Continent assets. Prior to that time, Mr. Calhoun worked for Newfield Exploration Company in a number of positions of increasing importance, including as a production and reservoir engineer, as well as an asset lead and asset manager of its active Mid-Continent resource plays.

Mr. Calhoun holds a Bachelor of Science degree in petroleum engineering from the University of Texas at Austin.

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EXECUTIVE OFFICERS

Josh Walker Vice President - Completions & Operations

Josh Walker joined Chaparral in 2018 as vice president of completions and operations.

Before joining Chaparral, Mr. Walker served as the innovation manager at Chesapeake Energy, where he assembled and led a team focused on operations research and development, new and emerging technologies and data analytics. While at Chesapeake, Mr. Walker also served as the completions manager for the company’s Mid-Continent, Eagle Ford, Utica and Marcellus plays, as well as in various other operational roles.

Prior to that time, Mr. Walker worked for Legend Natural Gas as a drilling, completions and production engineer and Anadarko Petroleum where he held a number of operations positions of increasing importance.

Mr. Walker holds a Bachelor of Science degree in petroleum engineering from the University of Oklahoma and an Executive MBA in energy from the University of Oklahoma’s Price College of Business.

Stephanie Carnes Vice President - Corporate Controller

Stephanie Carnes joined Chaparral in 2012 and has held various leadership roles, including internal and external reporting, corporate, operations and tax accounting, as well as assistant controller and financial reporting director before being named as a vice president and corporate controller.

Prior to joining Chaparral, Ms. Carnes held various financial and regulatory reporting, international finance and operations positions with increasing responsibility working for large organizations, such as SERVA Group, L Brands, Ernst & Young and PricewaterhouseCoopers. Ms. Carnes has more than 17 years of experience in areas including financial reporting, business planning and development, organizational design and restructuring, team development and leadership, and strategic planning.

Ms. Carnes holds Bachelor and Master of Accounting degrees from Oklahoma State University.

Justin Byrne Vice President - General Counsel and Secretary

Justin Byrne joined Chaparral in 2019 as vice president, general counsel and secretary. Prior to joining the Company, Mr. Byrne worked in the private law practice of Hall, Estill, Hardwick, Gable, Golden and Nelson, P.C.

From 2008 to 2016, Mr. Byrne worked at SandRidge Energy, where he served as associate general counsel and assistant corporate secretary. Before that time, he was counsel at Devon Energy and Kerr-McGee Corporation after beginning his career with the firm of Hughes & Luce, L.L.P.

Mr. Byrne holds a Doctor of Jurisprudence from the University of Texas School of Law and a Bachelor of Arts degree in history from the University of Tulsa. He is a member of both the Oklahoma and Texas State Bars and has served on a number of charitable boards.

COMPENSATION DISCUSSION AND ANALYSIS

Principal and Named Executive Officers

This Compensation Discussion and Analysis describes the material elements of our executive compensation program for our principal executive officer, principal financial officer and three other most highly compensated executive officers during 2018 (collectively, our “named executed officers” or “NEOs”). This section also describes the objectives,

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EXECUTIVE OFFICERS

principles and policies underlying our executive compensation program for our named executive officers, the compensation decisions we have made under that program, and the factors considered in making those decisions. Our named executive officers for 2018 are:

•	K. Earl Reynolds, Chief Executive Officer and President

•	Joseph O. Evans, Former Chief Financial Officer and Executive Vice President

•	James M. Miller, Senior Vice President-Operations

•	Mark Ver Hoeve, Vice President-Geoscience

•	Josh Walker, Vice President-Completions & Operations

Compensation Philosophy and Objectives

Our executive compensation program is designed to achieve the following objectives:

•	drive and reward performance that supports our core values and business strategies;

•	provide a clear and direct relationship between executive pay and our performance on both a short- and long-term basis;

•	align executive pay to measures that drive stockholder returns; and

•	design competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced executive officers.

Program Highlights

The following chart highlights several features of our compensation program and practices:

What We Do	What We Do Not Do

Provide significant portion of compensation in variable and at-risk elements	No single-trigger cash severance upon a change-in-control

Policy prohibiting hedging of Company stock	No tax gross-ups for severance or change-in control benefits

Evaluate officer compensation levels against a peer group of similarly sized exploration and production companies	No guaranteed bonuses

Payouts under our annual and long-term incentive plans are capped at a maximum opportunity	No excessive perquisites

Utilize independent compensation consultant	No repricing of stock options without stockholder approval

Establishing Executive Compensation

Role of the Compensation Committee. The Compensation Committee oversees the executive compensation program and has overall responsibility for making final decisions about total compensation for the named executive officers, including cash and equity awards. In that regard, the Compensation Committee reviews, establishes, evaluates and approves the agreements, plans and policies of the Company to compensate both corporate officers and directors.

Role of the NEOs. With respect to the compensation of the named executive officers other than our Chief Executive Officer, the Compensation Committee evaluates the individual performance of each named executive officer and considers the recommendations of our Chief Executive Officer, as well. Additionally, in light of our named executive officers’ integral role in executing the Company’s overall operational and financial objectives, the Compensation Committee solicits their feedback when establishing the goals for the qualitative and quantitative performance metrics used in our short-term cash incentive program. In addition, the Compensation Committee may invite any named executive officer to attend Compensation Committee meetings to report on the Company’s progress with respect to the annual quantitative and qualitative performance metrics, but any such officer is excluded from any discussions or decisions regarding his individual compensation.

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EXECUTIVE OFFICERS

Independent Compensation Consultant. The Compensation Committee engaged Meridian as its independent compensation consultant. Meridian provides advice to and works with the Compensation Committee in designing and implementing the structure and mechanics of the Company’s executive compensation program as well as other matters related to officer and director compensation and corporate governance. Meridian provides the Compensation Committee with relevant data, including market and peer-company compensation, information and advice regarding recent trends and developments in executive and director compensation practices. This information assists the Compensation Committee in making executive and director compensation decisions based on market pay levels and best practices.

Meridian reports directly and exclusively to the Compensation Committee and does not provide any other services to management, the Company or its affiliates. Meridian does not make compensation-related decisions for the Compensation Committee or otherwise with respect to the Company, and, while the Compensation Committee generally reviews and considers information and recommendations provided by Meridian, the Compensation Committee has the final authority to make compensation-related decisions. The Compensation Committee has the discretion to allow Meridian to work directly with management in preparing or reviewing materials for the Compensation Committee’s consideration. During 2018, and after taking into consideration the factors listed in Section 303A.05(c)(iv) of the NYSE Listed Company Manual, the Compensation Committee concluded that neither it nor the Company has relationship with Meridian that poses a conflict of interest, and that Meridian is independent from management. Other than Meridian, no other compensation consultants provided services to the Compensation Committee during 2018.

Peer Group Analysis. The Compensation Committee utilizes a peer group prepared in collaboration with Meridian of identified companies that are of comparable size (revenue and market capitalization), enterprise value, industry affiliation, and/or other similar characteristics (operational profile, asset portfolio, recent emergence from bankruptcy, etc.). In 2018, the peer group consisted of the following companies:

Alta Mesa Resources, Inc.

Bonanza Creek Energy, Inc.

Callon Petroleum Company

Extraction Oil & Gas, Inc.

Gastar Exploration, Inc.

Gulfport Energy Corporation

Halcon Resources Corporation

Jagged Peak Energy, Inc.

Laredo Petroleum, Inc.

Midstates Petroleum Company, Inc.

Penn Virginia Corporation

Resolute Energy Corporation

SandRidge Energy, Inc.

SRC Energy Inc.

WildHorse Resource

Development Corporation

Pay Decisions. In determining target total compensation for our executives, the Compensation Committee takes into consideration competitive market pay levels in our peer group along with other relevant factors for each individual officer, which may include:

(i)	leadership, retention and succession planning;

(ii)	performance of the individual and the business;

(iii)	development and implementation of initiatives that provide long-term stockholder value;

(iv)	accomplishment of strategic objectives approved by the Compensation Committee;

(v)	evaluation of external factors involving competitive positioning, general economic conditions and marketplace compensation trends.

Executive Compensation Components

Our executive compensation program is composed of base salary, annual incentive awards, and long-term equity-based compensation.

To align pay levels for our executives with the Company’s performance, our pay combination places the greatest emphasis on performance-based incentives. The Compensation Committee believe that the proportion of any employee’s total direct compensation that varies based on performance should increase as the scope of an employee’s ability to influence our results increases. Because executive officers have the greatest influence over our results, a significant portion of their overall compensation consists of annual incentive awards and long-term equity awards that vary based on performance. This practice is consistent with norms in the oil and natural gas industry.

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EXECUTIVE OFFICERS

In 2017, Compensation decisions made by the Compensation Committee during its 2017 meetings resulted in awards heavily weighted in favor of components subject to performance-related variability, with annual incentive awards and long-term equity-based compensation representing approximately 88% of the estimated value of total direct compensation awarded to the CEO and an average of approximately 81% for the other NEOs as shown in the Summary Compensation Table in this annual report.

The long-term equity-based compensation granted in 2017 was front-loaded with the intent that no additional grants would be made over the 3-year vesting period. As a result, no additional grants were made in 2018, apart from a grant made to Mr. Walker, who commenced employment with the Company that year. In connection with the Compensation Committee’s re-evaluation of the grant made to Mr. Ver Hoeve in 2017 in light of market conditions, the Compensation Committee approved of an additional grant to Mr. Ver Hoeve in late 2018, which was made in early 2019. As a result of the front-loading of grants in 2017, performance-related compensation officially provided in 2018 represented 53% of the value of total direct compensation awarded to the CEO and an average of approximately 51% for the other NEOs as shown in the Summary Compensation Table in this annual report. However, when one-third of the front-loaded long-term equity-based compensation actually granted in 2017 is allocated to 2018, performance-related compensation represented 88% of the value of total direct compensation awarded to the CEO and an average of approximately 75% for the other NEOs.

Base Salary

Annual salary increases are not automatic or guaranteed. Upon approval of the Compensation Committee, our CEO, Mr. Reynolds, received an 8% increase in annual base salary ($530,424 to $572,858) on May 15, 2017, to reflect his promotion to President and CEO. Mr. Reynolds’ base salary remained unchanged for 2018. The base salaries for the other NEOs also remained unchanged in 2018. The salaries paid to the named executive officers in 2018 are set forth below, on an annualized basis for Mr. Walker who joined during the year.

Named Executive Officer	Annual Salary

K. Earl Reynolds	$572,858

Joseph O. Evans	$448,914

James M. Miller	$391,540

Mark Ver Hoeve	$330,000

Josh Walker	$290,000

Annual Incentive Awards

In 2011, we created an incentive program called the Annual Incentive Measure (“AIM”) bonus program, which contemplates the payment of cash bonus awards to eligible employees when the Company achieves certain performance measures on a Company-wide basis. Annually, the Board exercises its discretion whether to employ the AIM program after considering factors such as the Company’s liquidity and industry conditions. Amounts payable under the AIM program are tied to the approved Company budget and to certain individual, departmental, and business unit measures, including, but not limited to, employees who reach individual performance goals and contribute positively to their respective business units and the Company’s goals and objectives. The targets for individual awards, which are set forth below for named executive officers, are expressed as a percentage of an employee’s eligible earnings for the plan year and are based on pay grade and level of responsibility.

Named Executive Officer	AIM Target (as a percentage of base salary)

K. Earl Reynolds	100%
Joseph O. Evans	80%

James M. Miller	70%

Mark Ver Hoeve	60%

Josh Walker	55%

Chaparral Energy, Inc.	2019 Proxy Statement 27

EXECUTIVE OFFICERS

The Company’s performance with respect to measurable Company-wide metrics adopted by the Compensation Committee for a given year establishes the cash pool from which payments may be made to all AIM program participants in such year (the “Total AIM Pool”). On a metric-by-metric basis, certain minimum performance must be achieved to fund 50% of that portion of the Total AIM Pool associated with such metric. Performance at the target goal will fund 100% of the that part of the Total AIM Pool tied to such metric, and performance meeting or exceeding a maximum goal for such metric will result in the funding of up to 200% of that portion of the Total AIM Pool linked to such metric. In the case of each metric, performance between the minimum and target goals, or between the target and maximum goals, produces Total AIM Pool funding using interpolative calculations or reasoning.

Once the Total AIM Pool has been calculated, 50% of it is paid to AIM program participants, including executive officers, on a pro rata basis according to their respective AIM targets. Up to the remaining 50% of the Total AIM Pool is paid to AIM program participants based on an evaluation of their individual performance during the applicable year. In the case of named executive officers, this evaluation is done by the Compensation Committee, with the input of Mr. Reynolds for named executive officers other than himself. In 2018, the Company-wide performance metrics, the weighting assigned to each under the program, and the actual percentage payout calculated for each metric were:

Each 2018 AIM Performance Metric and its weighting, minimum threshold, target, and maximum, together with its actual result from the Company’s 2018 performance, is indicated in the table below.

2018 AIM Performance Metric	Goal Weighting	Threshold 50%	Target 100%	Maximum 200%	2018 Actuals	Bonus Payout Percent

EBITDA ($mm)	20%	$107	$119	$142	$125	23%

Production Volume (Boe/d)	15%	17,220	18,157	19,973	20,521	30%

Capital Efficiency	25%	30%	45%	75%	36%	18%

Lease Operating Expenses ($/Boe)	10%	$8.03	$7.65	$6.88	$7.24	15%

General and Administrative Expenses ($/Boe)	10%	$4.70	$4.47	$4.02	$3.73	20%

Safety & Environment Incident Rate	20%	42.04	36.44	28.80	33.80	10%
Total	100%					116%

As noted in the table above, in 2018, Company performance related to the above described metrics resulted in a Total AIM Pool available for payment under the AIM program of 116% of target awards. The Company’s named executive officers received 112% of target awards.

Long-Term Equity-Based Compensation

Since our emergence from bankruptcy and the related recapitalization of the company, award grants to our executives have been in the form of restricted stock awards that are subject to service vesting conditions (the “Time Shares”) and performance vesting conditions (the “Performance Shares”). Time Shares constitute 75% of award grants, and Performance Shares comprise 25% of award grants. As described above, the long-term equity-based compensation granted in 2017 was front-loaded with the intent that no additional grants would be made over the 3-year vesting period. Therefore, no additional grants were made in 2018, except for a grant made to Mr. Walker, who commenced employment with the Company that year. The table below sets forth, in the case of Mr. Walker, the number of Time Shares and the target number of Performance Shares granted to him in 2018 and one-third of the Time Shares and the target number of Performance Shares granted to all other named executive officers on a front-loaded basis in 2017.

Named Executive Officer	Time Shares (granted in or allocated to 2018)	Target Performance Shares (granted in or allocated to 2018)

K. Earl Reynolds	131,198	43,733

Joseph O. Evans	57,003	19,001

James M. Miller	57,003	19,001

Mark Ver Hoeve	13,750	4,583

Josh Walker	41,250	13,750

28 2019 Proxy Statement	Chaparral Energy, Inc.

EXECUTIVE OFFICERS

Time Shares are subject to vesting over three annual installments. Performance Shares vest in three tranches over three calendar years according to performance conditions established each year. The performance conditions for a given year are unique to that year and vesting with respect to performance conditions for a given year is independent of the vesting with respect to other years. As a result, the requisite service period for each of the three tranches of Performance Shares relate to the individual year for which performance is measured and do not overlap. When Performance Shares are awarded, the vesting conditions for the second and third tranches of the award, which are associated with future fiscal years, are typically not yet established at the time of the award. Performance Shares related to 2018 performance conditions vested according to the accomplishment of multiple conditions as disclosed in the table below. The accomplishment of an individual condition resulted in vesting of shares that was independent of vesting with respect to the other conditions (i.e. simultaneous accomplishment of multiple conditions was not required for vesting). Likewise, similar to the AIM program, with respect to each weighted condition, performance meeting a minimum standard is required and, when met, results in the vesting of 50% of the Performance Shares associated with such condition, and performance exceeding the target and up to a maximum goal can result in the vesting of up to 150% of the Performance Shares linked to such condition. In the case of each condition, interpolative calculations or reasoning are used to calculate the number of Performance Shares that vest when performance is between the minimum and target goals, or between the target and maximum goals.

2018 Performance Condition	Weight	Performance Based Vesting Percentage

Peer Group Relative Performance Share—Price performance relative to a group of identified peers(1)	20%	0%

Return on Capital Effectiveness—Ratio of EBITDA to average plant, property and equipment	20%	22.8%

Appraisal of certain leasehold acreage—Drilling and completing a certain number of wells that meet or exceed estimated threshold rates of return	30%	40.9%

Board discretion—Consideration of multiple factors including but not limited to non-core asset sales, investor relations effectiveness, managing corporate risk, internal controls and up-listing to a national securities exchange	30%	25%
Total	100%	88.7%

(1)

Peer included in this metric for 2018 were: Alta Mesa Resources, Callon Petroleum, Extraction Oil & Gas, Gastar Exploration, Halcon Resources, Jagged Peak Energy, Jones Energy, Penn Virginia, Resolute Energy, SandRidge Energy, SRC Energy, and WildHorse Resource Development.

Health and Wellness and Retirement Benefits

We offer a variety of health and wellness and retirement programs to all eligible employees. Our executive officers are eligible for the same benefit programs on the same basis as the rest of our employees. The health and wellness programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and wellness programs include medical under a preferred provider option or high deductible plan, as well as pharmacy, dental, and vision plans. We also offer life insurance, as well as supplemental life insurance policies. Employees may also contribute pre-tax funds into flexible spending plans and health savings accounts.

We offer employees, including our named executive officers, the opportunity to make investments in our 401(k) Profit Sharing Plan, which is intended to supplement the employee’s personal savings and social security. Executive officers participate in the 401(k) plan on the same basis as other employees. The 401(k) plan allows eligible employees to elect to contribute from 1% to 60% of their eligible compensation, up to the annual IRS dollar limit. The Company matches employee contributions at a rate of $1.00 per $1.00 for the first 7% of the employee’s eligible compensation. Company contributions vest as follows:

Years of Service for Vesting	Percentage

1	33%

2	33%

3	34%

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EXECUTIVE OFFICERS

Employment Agreements

As of December 31, 2018, we had employment agreements in place with Messrs. Reynolds, Evans and Miller. Mr. Evans retired from the Company effective March 15, 2019 and as a result, his employment agreement is no longer in effect. See “Principal Financial Officer’s Separation and Release Agreement,” for information regarding Mr. Evans’s severance arrangement.

The initial term of the employment agreements are three years, each with an automatic two-year renewal and automatic annual renewals thereafter. The employment agreements provided our NEOs the following compensation arrangements:

Name	Effective Date	Minimum Base Salary	Target Annual AIM Bonus (as a % of Base)

K. Earl Reynolds	March 21, 2017	$530,424	100%

Joseph O. Evans(1)	March 21, 2017	$448,914	80%

James M. Miller	March 21, 2017	$391,540	70%

(1)

Mr. Evans retired from the Company on March 15, 2019, and received severance benefits pursuant to a Separation and Release Agreement (the “Separation Agreement”), as described in the subsequent section “Principal Financial Officer’s Separation and Release Agreement.”

Each NEO participates in our wellness benefit plans and fringe benefit, vacation and expense reimbursement policies. Each employment agreement provides for certain payments in the event of an NEO’s termination. The termination payments are discussed below under the heading “Potential Payments Upon Termination or Change of Control.” Each employment agreement contains certain restrictive covenants that generally prohibit our NEOs from (i) disclosing information that is confidential to us and our subsidiaries and (ii) during the employment term and for each NEO, a period of months equal to the product of 12 times the severance multiple of that NEO, as described below, thereafter, from soliciting or hiring our employees and those of our subsidiaries or soliciting our customers.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the Compensation Committee of the Board,

Matthew D. Cabell (Chair) Douglas E. Brooks Samuel Langford

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Messrs. Cabell, Brooks, and Langford. Mr. Cabell has served as Chair of the committee since April 1, 2018. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee. No member of our Board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

30 2019 Proxy Statement	Chaparral Energy, Inc.

EXECUTIVE OFFICERS

Summary Compensation Table

The following table below summarizes the total compensation paid to or earned by each of the NEOs for the fiscal years ended December 31, 2018, 2017, and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	All other compensation ($)(3)	Total ($)

K. Earl Reynolds	2018	$572,858	$641,600	$—	$ 42,597	$1,257,055
CEO and President	2017	$556,537	$505,449	10,522,080	$ 38,212	$11,622,278
	2016	$530,424	$563,310	—	$ 40,725	$1,134,459

James M. Miller	2018	$391,540	$306,967	$—	$ 61,144	$759,651
Senior Vice President-Operations	2017	$391,540	$249,411	4,571,661	$ 63,230	$5,275,842
	2016	$391,540	$323,412	—	$ 46,059	$761,011

Mark Ver Hoeve	2018	$330,000	$221,760	$—	$222,516	$774,276
Vice President-Geoscience	2017	$107,885	$158,905	$1,100,000	$ 31,023	$1,397,813

Josh Walker	2018	$189,615	$116,803	$1,031,250	$ 12,489	$1,350,157
Vice President-Completions & Operations

Joseph O. Evans	2018	$448,914	$402,227	$—	$ 43,088	$894,229
Former Chief Financial Officer	2017	$448,914	$326,809	$4,571,661	$ 55,552	$5,402,936
and Executive Vice President	2016	$448,914	$423,775	$—	$ 40,332	$913,021

(1)	Bonuses were performance-based cash incentives under our AIM program. Bonuses attributable to a fiscal year are paid the following year.
(2)

Awards generally vest in one-third increments each year over a three-year period. The values shown are the aggregate grant date fair value for initial awards computed in accordance with FASB ASC Topic 718 and assuming a 100% probability of vesting with respect to Performance Shares. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award’s vesting timeframe. Although the full grant date fair value of the equity awards is included in the annualized compensation for the NEOs disclosed above, the grants were front-loaded and absent changed circumstances are intended to be the only equity-based awards granted to the NEOs over the following three year vesting period. Certain Performance Shares were allocated to performance conditions that were not established at the time the awards were granted and thus a grant date for measurement purposes pursuant to FASB ASC Topic 718 was not established for these awards when they were initially granted. For these Performance Shares, amounts in the table above reflect the fair market value of the shares on the date the grants were awarded.

(3)

Other compensation was limited in scope and in 2018 was primarily comprised of Company 401(k) matching and employer-paid medical benefits including accidental death and dismemberment, dental, life, medical and long-term and short-term disability coverage. Mr. Ver Hoeve also received $182,806 in compensation for relocation expenses.

Grants of Plan-Based Awards in 2018

The following table shows grants of equity-based awards in 2018 to our NEOs.

		Estimated Future Payouts Under Equity Incentive Plan Awards(1) (3) (Shares of Stock or Units)			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and Option

Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Stock or Units(1) (#)	Awards(2) ($)

Josh Walker-Time Shares	4/30/2018	n/a	n/a	n/a	41,250	$773,438

Josh Walker-Performance Shares	4/30/2018	6,875	13,750	20,625	0	257,813

(1)

The Time Shares are subject to vesting over three equal annual installments. The Performance Shares vest in three tranches over three calendar years according to performance conditions established each year. The grants to our NEOs in the table above are intended to be front-loaded and absent changed circumstances are intended to be the only equity-based awards granted to the NEOs over the following three-year vesting period.

(2)

The values shown are the aggregate grant date fair value for initial awards computed in accordance with FASB ASC Topic 718 and assuming a 100% probability of vesting at target with respect to Performance Shares. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award’s three-year vesting timeframe. Certain Performance Shares were allocated to performance conditions that not been established at the time the awards were granted and thus a grant date for measurement purposes pursuant to FASB ASC Topic 718 was not established for these awards when they were initially granted. For these Performance Shares, amounts in the table above reflect the fair market value of the shares on the date the grants were awarded at the Target performance level.

(3)

Restricted stock has been granted at the Target performance level, with restrictions removed based on achievement of performance conditions. If performance exceeds Target levels over the three year vesting period, additional shares would have to be granted to meet any award above the total Target performance level.

Chaparral Energy, Inc.	2019 Proxy Statement 31

EXECUTIVE OFFICERS

Outstanding Equity Awards at Fiscal Year-End 2018

The following table shows outstanding restricted stock awards for each NEO as of December 31, 2018.

	Time Vested Awards		Performance Vested Awards

Name	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(1)	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(1)

K. Earl Reynolds	262,396	$1,290,988	42,113	$207,196

James M. Miller	114,007	560,914	18,298	90,026

Mark Ver Hoeve	27,500	135,300	4,413	21,712

Josh Walker	41,250	202,950	9,684	47,645

Joseph O. Evans	114,007	560,914	18,298	90,026

(1)	The table assumes an estimated fair value per share of $4.92 as of December 31, 2018, based on the market price of our Common Stock currently trading on the NYSE.

2018 Stock Vested

The following table shows restricted stock awards that vested during the year ended December 31, 2018 for each NEO that participated in the MIP.

	Time Share Awards		Performance Share Awards(1)

Name	Number of Shares of Stock That Vested (#)(1)	Value Realized on Vesting ($)	Number of Shares of Stock That Vested (#)(1)	Value Realized on Vesting ($)

K. Earl Reynolds	131,198	$2,322,205	38,792	$190,857

James M. Miller	57,003	$1,008,593	16,854	$82,922

Mark Ver Hoeve	13,750	$243,375	4,066	$20,005

Josh Walker	—	$—	4,066	$20,005

Joseph O. Evans	57,003	$1,008,593	16,854	$82,922

(1)

Includes vesting of Performance Shares during 2018 whereupon no future service was required subsequent to December 31. 2018, for a participant to be entitled to the award. However, restrictions on these Performance Shares were not lifted until March 11, 2019, the time at which the Compensation Committee completed its evaluation of management’s accomplishment with respect to the performance conditions.

Pension Benefits in 2018

No pension benefits were granted in 2018 for any NEO.

Nonqualified Deferred Compensation in 2018

No nonqualified deferred compensation was granted in 2018 for any NEO.

Potential Payments Upon Termination or Change in Control

Employment Agreements with our NEOs

Certain of our NEOs have employment agreements that obligate us to pay certain separation benefits to them in the event of voluntary termination, termination without cause, termination for good reason and termination in the event of disability or death. Mr. Evans retired from the Company on March 15, 2019, and as a result, his employment agreement is no longer in effect. See “Principal Financial Executive Officer’s Separation and Release Agreement,” for information regarding Mr. Evans’s severance arrangement.

32 2019 Proxy Statement	Chaparral Energy, Inc.

EXECUTIVE OFFICERS

The term “disability” means the NEO’s incapacity due to physical or mental illness whereby the NEO is substantially unable to perform his duties under the employment agreement (with or without reasonable accommodation, as defined under the Americans With Disabilities Act) for a period of six consecutive months. The term “cause” means termination for one of the following reasons:

•	the NEO’s conviction of, or entry by the NEO of a guilty or no contest plea to a felony or crime involving moral turpitude;

•	the NEO’s willful commission of an act of fraud or dishonesty resulting in economic or financial injury to us or any affiliate;

•

the NEO’s willful failure to substantially perform or gross neglect of his duties, including, but not limited to, the failure to follow any lawful directive of our Chief Executive Officer, within the reasonable scope of the NEO’s duties;

•	the NEO’s performance of unapproved acts materially detrimental to us or any affiliate;

•

the NEO’s use of narcotics, alcohol, or illicit drugs in a manner that has or may reasonably be expected to have a detrimental effect on his performance of his duties as our employee or on the reputation of the Company or any affiliate;

•	the NEO’s commission of a material violation of any of our rules or policies which results in injury to us; or

•	the NEO’s material breach of the employment agreement.

The term “good reason” means the occurrence, without the written consent of the NEO, of one of the events set forth below:

•	a material diminution in the NEO’s authority, duties or responsibilities, combined with a demotion in the NEO’s pay grade ranking;

•	the reduction by us of the NEO’s base salary by more than 10% (unless done so for all of our executive officers);

•

the requirement that the NEO be based at any office or location that is more than 50 miles from our principal executive offices, except for travel reasonably required in the performance of the NEO’s responsibilities; or

•	any other action or inaction that constitutes a material breach by us under the employment agreement.

The term “change in control” means:

•

the consummation of any transaction or series of related transactions involving the sale of our outstanding securities (but excluding a public offering of our capital stock) for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or an affiliate thereof and which results in our stockholders (or their affiliates) immediately prior to such transaction not holding at least a majority of the voting power of the surviving or continuing entity following such transaction; or

•

the consummation by us (whether directly involving us or indirectly involving us through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination; (y) a sale or other disposition of all or substantially all of our assets; or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction which results in our voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into our voting securities or the person that, as a result of the transaction, controls, directly or indirectly, us or owns, directly or indirectly, all or substantially all of our assets or otherwise succeeds to our business), directly or indirectly, at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction.

Payments Made Upon Termination Without Cause or by the NEO for Good Reason Not Following a Change in Control

In the event a current NEO’s employment is terminated without cause or by the NEO for good reason at any time that is not within two years after the occurrence of a change in control, we will be obligated:

•

to pay to the NEO an amount equal to the severance multiple, as specified in the NEO’s employment agreement, times the sum of (x) the NEO’s base salary in effect on the date of termination plus (y) the annual bonus granted to the NEO for the fiscal year immediately on or preceding the date of termination, payable in the form of a salary continuation for a period of months equal to the product of 12 times the severance multiple;

Chaparral Energy, Inc.	2019 Proxy Statement 33

EXECUTIVE OFFICERS

•

subject to certain limitations, to maintain for a period of 18 months following the date of termination, participation by the NEO (and his spouse and/or eligible dependents, as applicable) in our medical, hospitalization, and dental programs maintained for the benefit of our executive officers as in effect on the date of termination, at such level and terms and conditions (including, without limitation, contributions required by the NEO for such benefits) as in effect on the date of termination (the “Termination Wellness Benefits”);

•	to pay to the NEO any earned but unpaid base salary, annual bonus from prior years, and vacation pay in the form of a lump sum payment; and

•	to pay to the NEO any unreimbursed reasonable business expenses incurred by the NEO on our behalf in the form of a lump sum payment.

The following table quantifies amounts that would have been paid pursuant to the employment agreements for each of our NEOs assuming a termination took place on December 31, 2018, assuming all accrued compensation and reimbursable expenses had been paid on December 31, 2018 and assuming such termination was a termination without cause or by the NEO for good reason not following a change in control.

Name	Base Salary	Annual Bonus	Severance Multiple	Benefits	Total

K. Earl Reynolds	$572,858	$641,600	1.5	$18,984	$1,850,163

Joseph O. Evans(1)	$448,914	$402,227	1.0	$20,141	$881,353

James M. Miller	$391,540	$306,967	1.0	$32,418	$747,134

(1)

On March 15, 2019, Mr. Evans retired as an employee of the Company pursuant to the provisions under the Separation Agreement. See “Principal Financial Officer’s Separation and Release Agreement” below.

Payments Made Upon Termination Without Cause or by the NEO for Good Reason Following a Change in Control

If at any time within two years after a change in control (“CiC”), the NEO’s employment is terminated without cause or by the NEO for good reason, we will be obligated:

•

to pay to the NEO an amount equal to the CiC severance multiple, as specified in the NEO’s employment agreement, times the sum of (x) the NEO’s base salary in effect on the date of termination plus (y) the annual bonus granted to the NEO for the fiscal year immediately on or preceding the date of termination, payable in the form of a salary continuation for a period of months equal to the product of 12 times the CiC Multiple, or in the form of a lump sum payment if the CiC occurs as a result of the sale or other disposition of all or substantially all of the Company’s assets;

•	subject to certain limitations, to provide the Termination Wellness Benefits;

•	to pay to the NEO any earned but unpaid base salary, annual bonus from prior years and vacation pay in the form of a lump sum payment; and

•	to pay to the NEO any unreimbursed reasonable business expenses incurred by the NEO on our behalf in the form of a lump sum payment.

In addition to the payments above, if at any time within one year after a CiC, the NEO’s employment is terminated without cause or by the NEO for good reason, we will be obligated to lift all remaining restrictions on the restricted stock awards granted thus far under the MIP.

The following table quantifies amounts that would have been paid pursuant to the employment agreements for each of our NEOs assuming a termination took place on December 31, 2018, assuming all accrued compensation and reimbursable expenses had been paid on December 31, 2018 and assuming such termination was a termination without cause or by the NEO for good reason following a CiC.

Name	Base Salary	Annual Bonus	Severance Multiple	Benefits	Equity Grants(1)	Total

K. Earl Reynolds	$572,858	$641,600	2.25	$18,984	$1,498,184	$4,259,191

Joseph O. Evans	$448,914	$402,227	1.50	$20,141	$650,941	$1,957,864

James M. Miller	$391,540	$306,967	1.50	$32,418	$650,941	$1,747,328

(1)	Amounts represent the fair value as of December 31, 2018, of unvested restricted shares that would accelerate vest upon termination.

34 2019 Proxy Statement	Chaparral Energy, Inc.

EXECUTIVE OFFICERS

Payments Made Upon Termination for Cause or by the NEO Without Good Reason

In the event an NEO is terminated for cause, or the NEO resigns without good reason, we have no further obligations to the NEO other than a lump sum payment of the following amounts:

•	any earned but unpaid base salary, annual bonus from prior years and vacation pay; and

•

unreimbursed reasonable business expenses incurred by the NEO on our behalf, so long as the NEO was not fired for cause due to his misappropriation of Company funds. No amounts would have been paid pursuant to the employment agreements for each of our NEOs assuming a termination for cause or by the NEO without good reason took place on December 31, 2017, and assuming all accrued compensation and reimbursable expenses had been paid on December 31, 2017.

Payments Made Upon Death or Disability

In the event of an NEO’s death or disability, we will be obligated to pay to the NEO:

•	any earned but unpaid base salary, annual bonus from prior years and vacation pay;

•	unreimbursed reasonable business expenses incurred by the NEO on our behalf; and

•	a pro rata share of the annual bonus for the fiscal year in which the termination of employment occurs.

Assuming all accrued compensation or reimbursable expenses had been paid on December 31, 2017, the only amounts that would have been payable pursuant to the employment agreements for each of our NEOs assuming an event of death or disability took place on December 31, 2017, would be their 2017 annual bonus equal to the amounts disclosed in the Summary Compensation Table above.

Payments of separation benefits may be delayed if (i) the NEO is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), as of the date of his separation from service and (ii) the amount of any separation benefits payable to him are subject to Section 409A. In such instance, the separation benefits will not be paid to the NEO until six months after the date of separation from service, or, if earlier, the date of his death.

Other Payments Made Upon Termination, Retirement, Death or Disability

Except for terminations without cause or for good reason subsequent to a change in control, as discussed above, the MIP does not require accelerated vesting provisions in the event of termination of an NEO’s employment for any other reason.

Regardless of the manner in which an NEO’s employment is terminated, he is entitled to receive amounts earned during his term of employment, including unused vacation pay and bonuses earned but not yet paid under the AIM program.

Additionally, if an NEO is terminated due to death or disability, that NEO will receive benefits under our disability plan or payments under our life insurance plan.

Principal Financial Officer’s Separation and Release Agreement

On February 11, 2019, Joseph O. Evans advised the Company of his intent to retire as Chief Financial Officer and Executive Vice President of the Company, effective March 15, 2019 (the “Separation Date”). In connection with the foregoing, on February 14, 2019, the Company and Mr. Evans signed a Separation and Release Agreement (the “Separation Agreement”) pursuant to which Mr. Evans remained employed with the Company and provided transition services in addition to his customary duties, responsibilities and authorities until the Separation Date during which time he received his current rate of base salary and employee benefits, as in effect immediately prior to the effective date of the Separation Agreement, until the Separation Date.

Chaparral Energy, Inc.	2019 Proxy Statement 35

EXECUTIVE OFFICERS

Subject to the Separation Agreement, and in consideration of a full release of claims against the Company, on March 22, 2019, the Company remitted a cash payment of $402,226.88 to Mr. Evans for his 2018 Annual Bonus. Additionally, beginning on March 29, 2019, the Company began remitting a total of $851,140.88, consisting of Mr. Evans’s 2018 annual salary and 2018 Annual Bonus, which will be paid out over a 12-month period as a separation payment, in addition to accrued and unpaid benefits or obligations previously paid under the Separation Agreement. On February 22, 2019, the Company also accelerated the vesting of 57,004 shares of time-based restricted stock granted to Mr. Evans pursuant to the MIP and previously scheduled to vest on April 1, 2019.

Mr. Evans is subject to non-solicitation, non-competition, and confidentiality restrictions as set forth in his employment agreement with the Company.

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing disclosure regarding the annual total compensation of K. Earl Reynolds, our Chief Executive Officer and President, as of December 1, 2018 (the date used to identify our median employee), to the annual total compensation of our median employee. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Due to estimates, assumptions, adjustments and statistical sampling permitted under the rules, pay ratio disclosures may involve a degree of imprecision and may not be consistent with the methodologies incorporated by other companies.

As of December 1, 2018, our employee population, excluding Mr. Reynolds, consisted of 194 individuals. We identified the median employee by adding together the following compensation measures for each employee:

•	Annualized salary as of December 1, 2018;

•	2018 AIM awards assuming 100% payout; and

•	The fair value on grant date of restricted stock units granted in 2018.

After identifying the median employee, we calculated the total annual compensation for such employee using the same methodology we use for our NEOs as set forth in the Summary Compensation Table, above.

For 2018:

•	the annual total compensation for Mr. Reynolds was $1,257,055; and

•	the annual total compensation for our median employee was $113,488.

Based on this information, the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation for 2018 was approximately 11 to 1.

Compensation Policies and Risk Management

While our Board strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy, our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our operations or financial condition.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our Common Stock to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of our Common Stock. Directors, executive officers and more than 10% shareholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of the reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our directors, officers and more than 10% beneficial owners were complied with during the year ended December 31, 2018 except for a late filing of a Form 3 by Contrarian Capital Management, L.L.C. of its deemed status as a director by deputization upon the appointment of Graham Morris to our Board on August 9, 2018. The Form 3 was subsequently filed.

36 2019 Proxy Statement	Chaparral Energy, Inc.

EXECUTIVE OFFICERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The table below sets forth information, as of April 22, 2019, beneficial ownership of our outstanding shares of Common Stock by (i) our directors, (ii) the executive officers named in the Summary Compensation Table, (iii) all of our directors and executive officers as a group and (iv) all persons known by us to own beneficially more than 5% of our outstanding Common Stock.

Name and Address of Beneficial Owner	Beneficial Ownership(1) of Class A Shares	% of Total Outstanding
Named Executive Officers
K. Earl Reynolds(2)	388,490	*

James M. Miller(2)	166,610	*

Mark Ver Hoeve(2)	70,144	*

Joshua D. Walker(2)	49,026	*

Joseph O. Evans (Retired)(2)	85,157	*

Directors
Robert F. Heinemann(2)	18,728	*

Douglas E. Brooks(2)	13,598	*

Matthew D. Cabell(2)	16,621	*

Samuel Langford(2)	16,621	*

Kenneth W. Moore(2)	12,752	*

Gysle Shellum(2)	14,625	*

All executive officers and directors as a group (15 persons)(2)	1,018,228	2.19%

5% Beneficial Owners
Strategic Value Partners, LLC(3) 100 West Putnam Avenue Greenwich, CT 06830	10,738,288	23.17%

Silver Point Capital, L.P.(4) Two Greenwich Plaza, First Floor Greenwich, CT 06830	4,425,994	9.55%

Contrarian Capital Management, LLC(5) 411 West Putnam Avenue, Suite 425 Greenwich, CT 06830	3,790,800	8.18%

Lord, Abbett & Co. LLC(6) 90 Hudson Street Jersey City, NJ 07302	2,890,930	6.24%

PPM America, Inc.(7) 225 W Wacker Drive, Suite 1200 Chicago, IL 60606	2,546,166	5.49%

*	Less than one percent.
(1)	Unless otherwise indicated, all shares of stock are held directly with sole voting and investment power.
(2)	The address of directors and officers is in care of Chaparral Energy, Inc., 701 Cedar Lake Boulevard, Oklahoma City, Oklahoma 73114.
(3)

Strategic Value Partners, LLC serves as (i) the investment manager of Strategic Value Master Fund, Ltd. and (ii) managing member of each of (A) SVP Special Situations III LLC, who is the investment manager of Strategic Value Special Situations Master Fund III, L.P.; (B) SVP Special Situations IV LLC, who is the investment manager of Strategic Value Special Situations Master Fund IV, L.P.; and (C) SVP Special Situations III-A LLC who is the investment manager of Strategic Value Opportunities Fund, L.P. Victor Khosla is the indirect majority owner and control person of Strategic Value Partners, LLC.

(4)

Silver Point Capital, L.P. serves as investment manager to Silver Point Capital Fund, L.P., Silver Point Capital Offshore Master Fund, L.P., and is the sole owner of the investment manager of Silver Point Distressed Opportunities Fund, L.P. and Silver Point Distressed Opportunities Offshore Master Fund, L.P. and by reason of such status, may be deemed to be the beneficial owner of the securities held by these holders of our Common Stock. Silver Point Distressed Opportunities Management, LLC is the investment manager of Silver Point Distressed Opportunities

Chaparral Energy, Inc.	2019 Proxy Statement 37

EXECUTIVE OFFICERS

Fund, L.P. and Silver Point Distressed Opportunities Offshore Master Fund, L.P. and by reason of such status, may be deemed to be the beneficial owner of the securities held by these holders of our Common Stock. Silver Point Capital Management, LLC is the general partner of Silver Point Capital, L.P. and as a result, may be deemed to be the beneficial owner of the securities held by the foregoing stockholders. Edward A. Mule and Robert J. O’Shea are each members of Silver Point Capital Management, LLC and as a result, may be deemed to be the beneficial owner of the securities held by the foregoing stockholders, and exercise voting and investment control over the securities.
(5)

Contrarian Capital Management, L.L.C. serves as Investment Manager to each of the following holders of shares of our Common Stock, and by reason of such status, may be deemed to be the beneficial owner of the securities held by these stockholders: CCM Pension-A, L.L.C., CCM Pension-B, L.L.C., Contrarian Advantage-B, LP, Contrarian Capital Fund I, L.P., Contrarian Capital Senior Secured, L.P., Contrarian Capital Trade Claims, L.P., Contrarian Centre Street Partnership, L.P., Contrarian Dome du Gouter Master Fund, LP, Contrarian Opportunity Fund, L.P and Contrarian Distressed Equity Fund, L.P. Jon R. Bauer, managing member of Contrarian Capital Management, L.L.C., has voting and investment control over the securities.

(6)

Lord, Abbett & Co, LLC serves as investment advisor to the following holders of shares of our Common Stock: Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Investment Trust—Lord Abbett High Yield Fund, Lord Abbett Investment Trust—Lord Abbett Income Fund, Lord Abbett Investment Trust—Lord Abbett Short Duration Income Fund, Lord Abbett Passport Portfolios plc—Lord Abbett High Yield Fund, Lord Abbett Passport Portfolios plc—Lord Abbett Multi-Sector Income Fund, Lord Abbett Series Fund, Inc.—Bond Debenture Portfolio and Lord Abbett High Yield Trust. Steven F. Rocco, partner and portfolio manager of Lord, Abbett & Co. LLC, exercises voting and investment control over the securities owned by Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Investment Trust—Lord Abbett High Yield Fund, Lord Abbett Passport Portfolios plc—Lord Abbett High Yield Fund, Lord Abbett Passport Portfolios plc—Lord Abbett Multi-Sector Income Fund, Lord Abbett Series Fund, Inc.—Bond Debenture Portfolio and Lord Abbett High Yield Trust. Andrew H. O’Brian, partner and portfolio manager of Lord, Abbett & Co. LLC, exercises voting and investment control over the securities owned by Lord Abbett Investment Trust—Lord Abbett Income Fund and Lord Abbett Investment Trust—Lord Abbett Short Duration Income Fund.

(7)

PPM America, Inc. serves as attorney in fact for the following holders of shares of our Common Stock: Jackson National Life Insurance Company, Jackson National Life Insurance Company of New York, Eastspring Investments—U.S. Strategic Income Bond Fund, Eastspring Investments—U.S. High Yield Bond Fund, JNL/PPM America Long Short Credit Fund, JNL/PPM America Strategic Income Fund, JNL/PPM America High Yield Bond Fund, a series of JNL Series Trust, and The Prudential Assurance Company Limited on behalf of certain sub accounts. Joel Klein, Executive Vice President of PPM America Inc., exercises voting and investment control over these securities as the attorney-in-fact for the foregoing holders of our Common Stock.

Securities Presently Authorized for Issuance under our MIP

The following table provides information for all equity compensation plans as of April 29, 2019, under which our equity securities were authorized for issuance:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by security holders	0	0	0

Equity compensation plans not approved by security holders(1)	0	0	1,872,565

Total	0	0	1,872,565

(1)

Shares related to future grants that are terminated, canceled, expire unexercised, or settled in such manner that all or some of the shares are not issued to a participant or are surrendered unvested shall immediately become available for future issuance.

Transactions with Related Persons, Promoters and Certain Control Persons

Payments to our Board of Directors

In 2018, the Company repurchased shares from its Board members in order to facilitate the payment of tax obligations incurred by the Board members in connection with the vesting of restricted stock awards previously granted under the MIP. The restricted stock award grant relating to this vesting event was previously reported as director compensation (“Stock Awards”) in Item 11. Executive Compensation of our Amended Annual Report on Form 10-K/A for the year ended December 31, 2017, filed in the previous year.

38 2019 Proxy Statement	Chaparral Energy, Inc.

EXECUTIVE OFFICERS

Name	Stock Repurchased(1)

Robert F. Heinemann	$50,463

Douglas E. Brooks	37,453

Matthew D. Cabell	26,745

Samuel Langford	26,745

Kenneth W. Moore	47,082

Gysle Shellum	32,108

220,596

(1)	Represents the fair value of shares repurchased based on the closing price on the repurchase date.

Stockholders Agreement

In connection with the Company’s emergence from bankruptcy, the Company entered into a Stockholders Agreement (as amended, the “Stockholders Agreement”) with the holders of its common stock named therein that provided, among other things, for certain preemptive and information rights of the holders, drag along and tag along rights of the holders and restrictions on the Board’s authority to take certain actions or to enter into certain transactions without the approval of the holders of at least two-thirds of the Company’s outstanding common stock.

On July 24, 2018, the Company’s Common Stock commenced trading on the New York Stock Exchange (the “Uplisting”). In connection with the Uplisting, the Stockholders Agreement terminated pursuant to its terms.

Registration Rights Agreement

In connection with the Company’s emergence from bankruptcy, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the holders of its common stock named therein to provide for resale registration rights for the holders’ Registrable Securities (as defined in the Registration Rights Agreement).

Pursuant to the Registration Rights Agreement, the holders have customary underwritten offering and piggyback registration rights, subject to the limitations set forth therein. Under their underwritten offering registration rights, one or more holders holding, collectively, at least 20% of the aggregate number of Registrable Securities have the right to demand that the Company file a registration statement with the SEC, and further have the right to demand that the Company effectuate the distribution of any or all of such holders’ Registrable Securities by means of an underwritten offering pursuant to an effective registration statement, subject to certain limitations described in the Registration Rights Agreement. The holders’ piggyback registration rights provide that, if at any time the Company proposes to undertake a registered offering of Common Stock, whether or not for its own account, the Company must give at least 20 business days’ notice to all holders of Registrable Securities to allow them to include a specified number of their shares in the offering.

These registration rights are subject to certain conditions and limitations, including the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether any Registrable Securities are sold pursuant to a registration statement. The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as blackout periods and, if an underwritten offering is contemplated, limitations on the number of shares to be included in the underwritten offering that may be imposed by the managing underwriter.

Indemnification Agreements

We have indemnification agreements with each of our directors and executive officers. These indemnification agreements are intended to permit indemnification to the fullest extent now or hereafter permitted by the Delaware General Corporation Law. It is possible that the applicable law could change the degree to which indemnification is expressly permitted.

Chaparral Energy, Inc.	2019 Proxy Statement 39

EXECUTIVE OFFICERS

The indemnification agreements cover expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred as a result of the fact that such person, in his capacity as a director or officer, is made or threatened to be made a party to any suit or proceeding. The indemnification agreements will generally cover claims relating to the fact that the indemnified party is or was an officer, director, employee or agent of us or any of our affiliates, or is or was serving at our request in such a position for another entity. The indemnification agreements will also obligate us to promptly advance all reasonable expenses incurred in connection with any claim. The indemnitee is, in turn, obligated to reimburse us for all amounts so advanced if it is later determined that the indemnitee is not entitled to indemnification. The indemnification provided under the indemnification agreements is not exclusive of any other indemnity rights; however, double payment to the indemnitee is prohibited.

We are not obligated to indemnify the indemnitee with respect to claims brought by the indemnitee against us, except for:

•	claims regarding the indemnitee’s rights under the indemnification agreement;

•	claims to enforce a right to indemnification under any statute or law; and

•	counter-claims against us in a proceeding brought by us against the indemnitee or any other person, except for claims approved by our Board.

We also maintain director and officer liability insurance for the benefit of each of the above indemnitees. These policies include coverage for losses for wrongful acts and omissions and to ensure our performance under the indemnification agreements. Each of the indemnitees are named as an insured under such policies and provided with the same rights and benefits as are accorded to the most favorably insured of our directors and officers.

Support Agreements

The Company entered into a support agreement with each of (i) SVP and (ii) CCM, pursuant to which each of SVP and CCM have the right to appoint one member to our Board subject to each of SVP’s and CCM’s respective compliance with its respective support agreement. See “Corporate Governance—Support Agreements” for a description of our support agreements with SVP and CCM.

40 2019 Proxy Statement	Chaparral Energy, Inc.

PROPOSAL NO. 3: ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Executive compensation is an important matter to the Company, the Board, the Compensation Committee and the Company’s stockholders. The Company is asking its stockholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of the Company’s named executive officers as disclosed under “Compensation Discussion and Analysis” and the compensation tables and narrative discussion under “Executive Compensation” contained in this Proxy Statement.

The Compensation Committee continuously reviews, evaluates and updates the Company’s executive compensation programs to ensure that the Company provides rewards for individual performance, team achievements and corporate results. Our executive compensation program is designed to achieve the following objectives:

•	drive and reward performance that supports our core values and business strategies;

•	provide a clear and direct relationship between executive pay and our performance on both a short- and long-term basis;

•	align executive pay to measures that drive stockholder returns; and

•	design competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced executive officers.

To accomplish these objectives, the Company provides what it believes is a competitive total compensation package to the Company’s executive officers through a combination of base salary, performance-based annual cash incentive awards, long-term equity incentive compensation and broad-based benefit programs.

The Board of Directors requests the support of the Company’s stockholders for the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. This advisory vote on the compensation of the Company’s named executive officers gives its stockholders the opportunity to make their opinions known about the Company’s executive compensation programs. As the Company seeks to align the Company’s executive compensation programs with the interests of its stockholders while continuing to retain key talented executives that drive the Company’s success, it asks that its stockholders approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Accordingly, for the reasons discussed above, the Board of Directors recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation philosophy and policies and the compensation of the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including under “Compensation Discussion and Analysis” and the compensation tables and narrative discussion under “Executive Compensation” contained in the proxy statement.”

This vote on the compensation of the Company’s named executive officers is only advisory and not binding on the Company, the Board or the Compensation Committee. Although the outcome of this advisory vote on the compensation of the Company’s named executive officers is non-binding, the Compensation Committee and the Board will review and consider the outcome of this vote when making future compensation decisions for the Company’s named executive officers.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED UNDER “COMPENSATION DISCUSSION AND ANALYSIS” AND THE ACCOMPANYING COMPENSATION TABLES UNDER “EXECUTIVE COMPENSATION” CONTAINED IN THIS PROXY STATEMENT. IF NOT OTHERWISE SPECIFIED IN EXECUTED PROXY CARDS, THE PROXY WILL VOTE COMMON STOCK “FOR” APPROVAL OF PROPOSAL NO. 3.

Chaparral Energy, Inc.	2019 Proxy Statement 41

PROPOSAL NO. 4: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Company is seeking a vote, on a non-binding, advisory basis, regarding the frequency of the advisory vote on the compensation of the Company’s named executive officers as disclosed pursuant to the executive compensation disclosure rules of the SEC. By voting on this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one (annually), two or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

The Board has given consideration to the frequency of the advisory vote on the compensation of the Company’s named executive officers. After considering the benefits and consequences of each option for holding the advisory vote on the compensation of the Company’s named executive officers, the Board recommends that stockholders approve holding the advisory vote on the compensation of the Company’s named executive officers every year to allow our stockholders to provide input on our compensation philosophy, policies and practices on a timely basis. Additionally, an annual advisory vote on executive compensation is consistent with our desire to seek input from, and engage with, our stockholders on corporate governance matters and our executive compensation philosophy, policies, and practices.

When voting on this advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers, stockholders should understand that they are not voting “for” or “against” the recommendation of the Board to hold the advisory vote every year. Rather, stockholders will vote on whether to approve holding future advisory votes on the compensation of the Company’s named executive officers every one, two or three years, or to abstain entirely from voting on the matter. The option that receives the most votes from stockholders will be considered by the Board as the stockholder’s recommendation as to the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. However, the outcome of this vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers is advisory and will not be binding on us or the Board. Accordingly, the Board may choose to hold the advisory vote on the compensation of the Company’s named executive officers on a more or less frequent basis than the option recommended by stockholders. Nevertheless, the Board will review and consider the outcome of this vote when making its determination as to the frequency of future advisory stockholder votes on the compensation of the Company’s named executive officers.

Our next advisory vote on the frequency of the advisory vote on executive compensation will occur at our 2025 Annual Meeting of Stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “ONE YEAR” AS THE FREQUENCY OF HOLDING THE ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. IF NOT OTHERWISE SPECIFIED IN EXECUTED PROXY CARDS, THE PROXY WILL VOTE COMMON STOCK FOR “ONE YEAR” IN CONNECTION WITH PROPOSAL NO. 4.

42 2019 Proxy Statement	Chaparral Energy, Inc.

PROPOSAL NO. 5: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee of the Board has appointed Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2019 and our internal controls over financial reporting as of December 31, 2019. At the Annual Meeting, the Board will present a proposal to the stockholders to approve and ratify the engagement of Grant Thornton. The Board expects that representatives of Grant Thornton will be present and will have the opportunity to make a statement, if they desire, and to respond to appropriate questions.

The submission of this matter for ratification by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance. The Audit Committee has the authority and responsibility to retain, evaluate and replace the Company’s independent registered public accounting firm. The stockholders’ ratification of the appointment of Grant Thornton does not limit the authority of the Audit Committee to change the Company’s independent registered public accounting firm at any time. If the stockholders do not ratify the selection of Grant Thornton, the Audit Committee will reconsider, but will not be required to rescind, the selection of Grant Thornton as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and through the date hereof, there were (i) no disagreements with Grant Thornton on any matter of GAAP or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

Audit and Other Fees

Grant Thornton LLP, our independent registered public accounting firm, audited our consolidated financial statements for fiscal year 2018. Grant Thornton LLP has billed us and our subsidiaries fees as set forth in the table below for (i) the audits of our 2018 and 2017 annual financial statements, reviews of quarterly financial statements, and other documents filed with the SEC and (ii) assurance and other services reasonably related to the audit or review of our financial statements.

	Audit Fees(1)	Audit-Related Fees(2)

Fiscal year 2018	$806,458	$78,750

Fiscal year 2017	$660,935	$256,060

(1)

The 2018 amounts include fees for professional services incurred with rendering an integrated audit opinion under Section 404 of the Sarbanes-Oxley Act of 2002, as a result of exiting “non-accelerated filer” status in the year subsequent to becoming a public company.

(2)

Audit related fees in 2018 were related to comfort letter procedures related to our offering of $300.0 million of senior unsecured notes due 2023. Audit related fees in 2017 were primarily related to procedures performed on our bankruptcy and fresh start accounting disclosures and certain registration statements.

There were no fees billed in 2018 or 2017 that would constitute “Tax Fees” or “All Other Fees.”

Pre-Approval Policies and Procedures

We currently have three standing Board committees, each comprised of non-employee directors: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Our Audit Committee has adopted policies regarding the pre-approval of auditor services. Specifically, the Audit Committee approves all services provided by the independent public accountants at its annual March meeting. All additional services must be pre-approved on a case-by-case basis. Our Audit Committee reviews the actual and budgeted fees for the independent public accountants periodically at regularly scheduled board meetings. All of the services provided by Grant Thornton LLP during fiscal year 2018 were approved by the Audit Committee.

Chaparral Energy, Inc.	2019 Proxy Statement 43

PROPOSAL NO. 5: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of the Audit Committee

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Chaparral Energy, Inc. (the “Company”) consists of three directors who are independent, as defined by the standards of the New York Stock Exchange and the rules of the Securities and Exchange Commission. Under the charter approved by the Board, the Committee assists the Board in overseeing matters relating to the accounting and financial reporting practices of the Company, the adequacy of its internal controls and the quality and integrity of its financial statements and is responsible for selecting and retaining the independent auditors. The Company’s management is responsible for preparing the financial statements of the Company, and the independent auditors are responsible for auditing those financial statements. The Committee’s role under the charter is to provide oversight of management’s responsibility. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. The Committee met four times during the year ended December 31, 2018.

The independent auditors provided the Committee a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 (Communication with Audit Committees Concerning Independence). The Committee also discussed with the auditors any relationships that may impact the independence of the auditors.

The Committee discussed and reviewed with the independent auditors all communications required to be discussed by standards of the PCAOB, including those described in PCAOB AS 1301 (Communication with Audit Committees).

The Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2018, and discussed them with management and the independent auditors. Based on such review and discussions, the Committee recommended to the Board, and the Board approved, that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, that has been filed with the Securities and Exchange Commission.

This Report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act.

Audit Committee

Gysle Shellum (Chair)
Samuel Langford
Kenneth W. Moore

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. IF NOT OTHERWISE SPECIFIED IN EXECUTED PROXY CARDS, THE PROXY WILL VOTE COMMON STOCK “FOR” APPROVAL OF PROPOSAL NO. 5.

44 2019 Proxy Statement	Chaparral Energy, Inc.

SUBMISSION OF STOCKHOLDER PROPOSALS AND OTHER DEADLINES FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

Proxy Statement Proposals

Under SEC rules, stockholders wishing to submit proposals for inclusion in the proxy statement for the 2020 Annual Meeting of Stockholders must ensure that such proposals are received by the Company at the Company’s principal executive offices at 701 Cedar Lake Boulevard, Oklahoma City, OK 73114, Attention: Corporate Secretary, on or before January 24, 2020.

Other Proposals and Nominations

The Company’s Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in the Company’s proxy statement for that meeting. Any stockholder who wishes to make such a nomination or submit such a proposal for consideration at our 2020 Annual Meeting of Stockholders must deliver such proposal in writing to the Company, Attention: Corporate Secretary, 701 Cedar Lake Boulevard, Oklahoma City, OK 73114, no earlier than February 29, 2020 and no later than March 30, 2020.

Our Bylaws prescribe the procedures that a stockholder must follow to nominate directors for election at the annual meeting of stockholders or to bring other business before the annual meeting (other than matters that have been included in our Proxy Statement for such meeting). These procedures will apply upon an initial listing of the Common Stock on a U.S. national securities exchange registered with the SEC and any governmental body or agency succeeding to the functions thereof. The Chairman of the meeting may refuse to acknowledge the nomination of any person as a director or any other proposal by a stockholder not made in compliance with these procedures. The following summary of these procedures is qualified by reference to our Bylaws, a copy of which may be obtained, without charge, upon written request to the Company, Attention: Corporate Secretary, 701 Cedar Lake Boulevard, Oklahoma City, OK 73114.

Our Bylaws require that to have a proposal voted upon at the 2020 Annual Meeting of Stockholders, the proposing stockholder must deliver in writing to the Company, notice of such proposal which must include the following information: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (A) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (B) the class or series and number of shares of capital stock of the Company’s which are directly or indirectly (including through any derivative arrangement) owned (1) beneficially and (2) of record by such stockholder and by such beneficial owner, (C) a description of all arrangements or understandings between such stockholder or such beneficial owner and any other person or entity (including, without limitation, their names) in connection with the ownership of the capital stock of the Company and the proposal of such business by such stockholder and such beneficial owner, and any material interest (financial or otherwise) of such stockholder or such beneficial owner in such business, (D) whether either such stockholder or beneficial owner intends to deliver a form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to approve the proposal and (E) if the Company is then subject to Section 14(a) of the Exchange Act, any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filing required to be made in connection with a solicitation of proxies for the proposal pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; and (iii) a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice.

If you wish to nominate a director at our 2020 Annual Meeting of Stockholders, any such nomination must include the following information: (i) as to each person whom the stockholder of the Company proposes to nominate for election as a director, (A) the name, age, business address, and residence address of such person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company which are directly or indirectly (including through any derivative arrangement) owned beneficially or of record by the person, and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with a solicitation of proxies for an election of directors pursuant to the Exchange Act and the rules and regulations promulgated thereunder if the Company were a reporting company under the Exchange Act, and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the

Chaparral Energy, Inc.	2019 Proxy Statement 45

SUBMISSION OF STOCKHOLDER PROPOSALS AND OTHER DEADLINES FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

director nomination is made (A) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner; (B) the class or series and number of shares of capital stock of the Company which are owned (1) beneficially and (2) of record by such stockholder and by such beneficial owner, (C) a description of all arrangements or understandings between such stockholder or such beneficial owner and any other person or entity (including, without limitation, their names) in connection with the ownership of the capital stock of the Company and the nomination of such nominee(s), and any material interest of such stockholder or such beneficial owner in such nomination(s), (D) whether either such stockholder or beneficial owner intends to deliver a form of proxy to holders of the Company’s voting shares to elect such nominee or nominees, (E) a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (F) if the Company is then subject to Section 14(a) of the Exchange Act, any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filing required to be made in connection with a solicitation of proxies for an election of directors pursuant to the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

OTHER MATTERS

We know of no matters which are to be presented for consideration at the Annual Meeting other than those specifically described in these proxy materials. If any other matters properly come before the Annual Meeting, however, it is the intention of the persons designated as proxies to vote on them in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

Our 2018 Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended (without exhibits), as filed with the SEC, is available on our website at www.chaparralenergy.com and is enclosed herewith. The 2018 Annual Report on Form 10-K is not a part of the proxy soliciting material.

In this Proxy Statement, we state that certain information and documents are available on our website. These references are merely intended to suggest where our stockholders may obtain additional information. The materials and other information presented on our website are not incorporated in and should not otherwise be considered part of this Proxy Statement.

HOUSEHOLDING MATTERS

Stockholders who share a single address will receive only one Proxy Statement at that address unless we have received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate copy of this Proxy Statement or of future proxy statements (as applicable), he or she may contact our Investor Relations at (405) 426-6700 or write to Investor Relations, Chaparral Energy, Inc., 701 Cedar Lake Boulevard, Oklahoma City, Oklahoma 73114. We will deliver separate copies of these proxy materials promptly upon written or oral request. If you are a stockholder of record receiving multiple copies of these proxy materials, you can request householding by contacting us in the same manner. If you own your common shares through a bank, broker or other stockholder of record, you can request additional copies of these proxy materials or request householding by contacting the stockholder of record.

SOLICITATION OF PROXIES

The Company, on behalf of the Board, through its directors, officers and employees, is soliciting proxies. Proxies may also be solicited in person, by telephone, email, facsimile or other means by our officers, directors and employees. Directors, officers and employees will not be additionally compensated for their proxy solicitation efforts but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company has requested banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares for whom they are record holder, and the Company will, upon request, reimburse reasonable forwarding expenses. The Company will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Meeting and related proxy materials.

46 2019 Proxy Statement	Chaparral Energy, Inc.

APPENDIX A

CHAPARRAL ENERGY, INC.

2019 LONG-TERM INCENTIVE PLAN

ARTICLE I.

ESTABLISHMENT AND PURPOSE

1.1    Establishment. Chaparral Energy, Inc., a Delaware corporation (“Chaparral”), hereby establishes the Chaparral Energy, Inc. 2019 Long-Term Incentive Plan for the benefit of certain officers, directors, employees, consultants and others performing services for Chaparral and its Affiliates, as set forth in this Plan.

1.2    Purpose. The purposes of this Plan are to attract and retain highly qualified individuals to perform services for Chaparral and its Affiliates, to further align the interests of those individuals with those of the stockholders of Chaparral, and to more closely link compensation with the performance of Chaparral and its Affiliates. Chaparral is committed to creating long-term stockholder value. Chaparral’s compensation philosophy is based on the belief that Chaparral can best create stockholder value if employees, officers, directors, consultants and others performing services for Chaparral and its Affiliates act and are rewarded as business owners. Chaparral believes that an equity stake through equity compensation programs effectively aligns service provider and stockholder interests by motivating and rewarding performance that will enhance stockholder value.

1.3    Effectiveness and Term. This Plan shall become effective on the later of (a) the date of its adoption by the Board and (b) the date it is approved by the stockholders of Chaparral in accordance with applicable law (the “Effective Date”). Unless terminated earlier by the Board pursuant to Section 14.1, this Plan shall terminate on the day prior to the tenth anniversary of the earlier of (a) the date of its adoption by the Board and (b) the date it is approved by the stockholders of Chaparral.

ARTICLE II.

DEFINITIONS

2.1    “Affiliate” means (a) with respect to Incentive Stock Options, a “parent corporation” or “subsidiary corporation” (as those terms are defined in Section 424 of the Code) of Chaparral, and (b) with respect to other Awards, any corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, starting with Chaparral and ending with the corporation or other entity that has a controlling interest in the corporation or other entity for which the Employee, officer, director, consultant, or other individual provides direct services. For purposes of this Affiliate definition, the term “controlling interest” has the same meaning as provided in Treasury Regulation § 1.414(c)-2(b)(2)(i), except that the phrase “at least 50 percent” shall be used instead of the phrase “at least 80 percent” in each place the phrase “at least 80 percent” appears in Treasury Regulation § 1.414(c)-2(b)(2)(i).

2.2    “Award” means an award granted to a Participant in the form of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards, Stock Awards or Other Incentive Awards, whether granted singly or in combination.

2.3    “Award Agreement” means a written agreement that sets forth the terms, conditions, restrictions and limitations applicable to an Award, and which, in the discretion of the Committee, need not be countersigned by the Participant.

2.4    “Board” means the Board of Directors of Chaparral.

2.5    “Cash Dividend Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to receive an amount in cash equal to the cash distributions made by Chaparral with respect to a share of Common Stock during the period such Award is outstanding.

2.6    “Cause” means, unless otherwise defined in an Employee Agreement entered into by the Participant, any of the following: (a) a Participant’s conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing substantial harm to the Company or involving acts of theft, fraud, embezzlement, moral turpitude or similar conduct; (b) a Participant’s repeated intoxication by alcohol or drugs during the performance of his duties in a manner that materially and adversely affects the Participant’s performance of such duties; (c) malfeasance in the conduct of the Participant’s duties, including, but not limited to (i) willful and intentional misuse or diversion of funds or assets of the Company, (ii) embezzlement or (iii) fraudulent or willful and material misrepresentations or concealments on any written reports submitted to the Company; (d) a Participant’s material violation of any provision of any employment, nonsolicitation, noncompetition or other agreement with, or policy of, the Company; or (e) a Participant’s material failure to perform the duties of the Participant’s employment or material failure to follow or comply with the reasonable and lawful written directives of the Board or senior officers of Chaparral, in any case under clause (d) or (e) only after the Participant shall have been informed in writing of such material failure and given a period of not more than 30 days to remedy same.

2.7      “Change in Control” means (a) any consolidation or merger of Chaparral in which Chaparral is not the continuing or surviving corporation or pursuant to which shares of Chaparral’s Common Stock would be converted into cash, securities or other property, other than a merger of Chaparral in which the holders of Chaparral’s Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all, of the assets of Chaparral and its subsidiaries to any other person or entity (other than an Affiliate of Chaparral), (c) the stockholders of Chaparral approve any plan or proposal for liquidation or dissolution of Chaparral, (d) any person or entity, including a “group” as contemplated by section 13(d)(3) of the Exchange Act acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of Chaparral’s voting stock (based upon voting power) or (e) as a result of or in connection with a contested election of directors, the persons who were directors of Chaparral before such election shall cease to constitute a majority of the Board.

2.8      “Chaparral” means Chaparral Energy, Inc., a Delaware corporation, or any successor thereto.

2.9      “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations and other guidance thereunder and successor provisions, regulations and other guidance.

2.10    “Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more members of the Board, each of whom must be an Independent Director.

2.11    “Common Stock” means the Class A common stock of Chaparral, par value $0.01 per share, or any stock or other securities hereafter issued or issuable in substitution or exchange for the Class A common stock.

2.12    “Company” means Chaparral or any Affiliate.

2.13    “Disability” means (a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (b) if the Company has an accident or health plan covering its employees, the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company.

2.14    “Dividend Unit Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of shares of Common Stock that could be purchased at Fair Market Value with the amount of each cash distribution made by Chaparral with respect to a share of Common Stock during the period such Award is outstanding.

2.15    “Effective Date” means the date this Plan becomes effective as provided in Section 1.3.

2.16    “Employee” means an employee of the Company; provided, however, that the term “Employee” does not include a non-employee director or an individual performing services for the Company who is treated for federal tax purposes as an independent contractor at the time of performance of services.

2.17    “Employee Agreement” means any agreement between the Company and an Employee containing one or more of the following agreements or covenants by the Employee: (i) an employment agreement, (ii) an agreement by the Employee to keep confidential certain information, (iii) an agreement or covenant to refrain from competing with the Company, (iv) an agreement or covenant to refrain from soliciting employees, contractors, customers, vendors or suppliers of the Company, (v) an agreement to disclose and assign to the Company certain intellectual property, including without limitation, ideas, inventions, discoveries, processes, designs, methods, substances, articles, computer programs, and improvements, or (vi) an agreement under which the Company agrees to indemnify an Employee for an alleged action or inaction by the Employee during the performance of his or her duties to the Company.

2.18    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19    “Fair Market Value” of a share of Common Stock means, as of any specified date, (a) if the Common Stock is listed on a national securities exchange, the closing sales price per share of Common Stock, as reported on the stock exchange composite tape on that date (or if no sales occur on such date, on the last preceding date for which sales of shares of Common Stock are so reported); (b) if the Common Stock is not traded on a national securities exchange but is traded over the counter on such date, the average between the reported high and low bid and asked prices of shares of Common Stock on the most recent date on which Common Stock was publicly traded on or preceding the specified date; or (c) in the event Common Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate, including the requirements of Section 409A. Notwithstanding this definition of Fair Market Value, with respect to one or more Award types, or for any other purpose for which the Committee must determine the Fair Market Value under the Plan, the Committee may elect to choose a different measurement date or methodology for determining Fair Market Value so long as the determination is consistent with Section 409A and all other applicable laws and regulations.

2.20    “Good Reason” means, unless otherwise defined in an Employee Agreement entered into by the Participant, the occurrence without the written consent of Participant, of one of the following events: (a) a material diminution in Participant’s authority, duties or responsibilities combined with a demotion in Participant’s pay grade ranking; (b) the reduction by Chaparral of Participant’s base salary by more than ten percent (10%) (unless done so for all executive officers of Chaparral); (c) the requirement that Participant be based at any office or location that is more than 50 miles from Chaparral’s principal executive offices in Oklahoma City, Oklahoma, except for travel reasonably required in the performance of Participant’s responsibilities; or (d) any other action or inaction that constitutes a material breach by Chaparral of an Employee Agreement entered into by the Participant.

2.21    “Grant Date” means the date an Award is determined to be effective by the Committee upon the grant of such Award.

2.22    “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422(b) of the Code.

2.23    “Independent Director” means a member of the Board who (a) meets the independence requirements of the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, (b) qualifies as a “non-employee director” of Chaparral under Rule 16b-3, and (c) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of shares of Common Stock to Employees.

2.24    “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.25    “Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.

2.26    “Other Incentive Award” means an incentive award granted to a Participant pursuant to Article XII.

2.27    “Participant” means an individual who is an Employee, officer, director, consultant or other individual performing services for the Company that has been granted an Award.

2.28    “Performance Award” means an Award granted to a Participant pursuant to Article XI to receive cash or Common Stock conditioned in whole or in part upon the satisfaction of specified performance criteria.

2.29    “Permitted Transferee” shall have the meaning given such term in Section 15.4(c).

2.30    “Plan” means the Chaparral Energy, Inc. 2019 Long-Term Incentive Plan, as in effect from time to time.

2.31    “Prior Plan” means the Chaparral Energy, Inc. Management Incentive Plan, adopted effective August 9, 2017. The Prior Plan shall be frozen as of the Effective Date so that no further awards shall be granted under the MIP; provided, however, that outstanding awards under the Prior Plan as of such date shall remain outstanding in accordance with the terms of the Prior Plan and the award agreements applicable to such outstanding awards.

2.32    “Restricted Period” means the period established by the Committee with respect to an Award of Restricted Stock or Restricted Stock Units during which the Award remains subject to forfeiture.

2.33    “Restricted Stock” means a share of Common Stock granted to a Participant pursuant to Article IX that is subject to such terms, conditions and restrictions as may be determined by the Committee.

2.34    “Restricted Stock Unit” means a fictional share of Common Stock granted to a Participant pursuant to Article X that is subject to such terms, conditions and restrictions as may be determined by the Committee.

2.35    “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation that may be in effect from time to time.

2.36    “SEC” means the United States Securities and Exchange Commission, or any successor agency or organization.

2.37    “Section 409A” means Section 409A of the Code.

2.38    “Securities Act” means the Securities Act of 1933, as amended.

2.39    “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article VIII with respect to a share of Common Stock to receive upon exercise cash, Common Stock or a combination of cash and Common Stock, equal to the appreciation in value of a share of Common Stock.

2.40    “Stock Award” means a share of Common Stock granted to a Participant pursuant to Article XII that is not subject to vesting or forfeiture restrictions.

ARTICLE III.

PLAN ADMINISTRATION

3.1    Plan Administrator and Discretionary Authority. This Plan shall be administered by the Committee. The Committee shall have total and exclusive responsibility to control, operate, manage and administer this Plan in accordance with its terms. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to this Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to (a) interpret this Plan and the Award Agreements executed hereunder, (b) decide all questions concerning eligibility for, and the amount of, Awards granted under this Plan, (c) construe any ambiguous provision of this Plan or any Award Agreement, (d) prescribe the form of Award Agreements, (e) correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement, (f) issue administrative guidelines as an aid in administering this Plan and make changes in such guidelines as the Committee from time to time deems proper, (g) make regulations for carrying out this Plan and make changes in such regulations as the Committee from time to time deems proper, (h) determine whether Awards should be granted singly or in combination, (i) to the extent permitted under this Plan, grant waivers of Plan terms, conditions, restrictions and limitations, (j) accelerate the exercise, vesting or payment of an Award, (k) require Participants to hold a stated number or percentage of shares of Common Stock acquired pursuant to an Award for a stated period, and (l) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of this Plan. The Committee shall have authority in its sole discretion with respect to all matters related to the discharge of its responsibilities and the exercise of its authority under this Plan, including without limitation its construction of the terms of this Plan and its determination of eligibility for participation in, and the terms of Awards granted under, this Plan. The decisions of the Committee and its actions with respect to this Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under this Plan, including without limitation Participants and their respective Permitted Transferees, estates, beneficiaries and legal representatives. In the case of an Award intended to be exempt from or compliant with Section 409A, the Committee shall exercise its discretion consistent with such intent.

3.2    Delegation of Authority. The Committee shall have the authority, in its sole and absolute discretion, to delegate its duties and functions under the Plan to the Chief Executive Officer or other officer of Chaparral, other members of or committees of the Board or such other agents as it may appoint from time to time, provided the Committee may not delegate its duties where such delegation would violate state corporate law.

3.3    Liability; Indemnification. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of Chaparral or any of its subsidiaries, Chaparral’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan or grant of Awards hereunder. Members of the Committee and any officer or employee of Chaparral or any of its subsidiaries acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by Chaparral with respect to any such action or determination.

ARTICLE IV.

SHARES SUBJECT TO THE PLAN

4.1    Available Shares.

(a)    Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock that shall be available for grant of Awards under this Plan shall be 3,500,000 shares of Common Stock, plus any shares of Common Stock subject to awards under the Prior Plan that, following the Effective Date, again become available under the Prior Plan as a result of forfeiture or such other circumstance described in Section 4.3 of the Prior Plan.

(b)    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Incentive Stock Options is 3,500,000 shares.

(c)    Shares of Common Stock issued pursuant to this Plan may be original issue or treasury shares or any combination of the foregoing, as the Committee, in its sole discretion, shall from time to time determine. During the term of this Plan, Chaparral will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Plan. If, after reasonable efforts, which efforts shall not include registration of the Plan or Awards under the Securities Act, Chaparral is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for Chaparral for the lawful issuance of shares under the Plan, Chaparral shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)    Notwithstanding any provision of this Plan to the contrary, the Board or the Committee shall have the right to substitute or assume awards in connection with mergers, reorganizations, separations or other transactions to which Section 424(a) of the Code or Section 409A applies, provided such substitutions or assumptions are permitted by Section 424 of the Code or Section 409A, as applicable.

4.2    Adjustments for Recapitalizations and Reorganizations. Subject to Article XIII, if there is any change in the number or kind of shares of Common Stock outstanding effected without Chaparral’s receipt of consideration (a) by reason of a stock dividend, spin-off, recapitalization, stock issuance, stock split or combination or exchange of shares, (b) by reason of a merger, reorganization or consolidation, (c) by reason of a reclassification or change in par value or (d) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class, or if the per share value of outstanding shares of Common Stock is reduced as a result of a spin-off or Chaparral’s payment of an extraordinary cash dividend, or distribution, or dividend or distribution consisting of any assets of Chaparral other than cash, the maximum number and kind of shares of Common Stock available for issuance under this Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any fiscal year or under this Plan, the number and kind of shares of Common Stock covered by outstanding Awards, and the price per share or the applicable market value or performance target of such Awards shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights under such Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Notwithstanding the provisions of this Section 4.2, (i) the number and kind of shares of Common Stock available for issuance as Incentive Stock Options under this Plan shall be adjusted only in accordance with Sections 422 and 424 of the Code and the regulations thereunder, and (ii) outstanding Awards and Award Agreements shall be adjusted in accordance with (A) Sections 422 and 424 of the Code and the regulations thereunder with respect to Incentive Stock Options and (B) Section 409A with respect to Nonqualified Stock Options, SARs and, to the extent applicable, other Awards.

4.3    Adjustments for Awards. The following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under this Plan:

(a)    Options, Restricted Stock and Stock Awards. The grant of Options, Restricted Stock or Stock Awards shall reduce the number of shares of Common Stock available for grant of Awards under this Plan by the number of shares of Common Stock subject to such an Award.

(b)    SARs. The grant of SARs that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under this Plan by the number of shares subject to such an Award. The grant of SARs that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under this Plan.

(c)    Restricted Stock Units. The grant of Restricted Stock Units (including those credited to a Participant in respect of a Dividend Unit Right) that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under this Plan by the number of shares subject to such an Award. The grant of Restricted Stock Units that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under this Plan.

(d)    Performance Awards and Other Incentive Awards. The grant of a Performance Award or Other Incentive Award in the form of Common Stock or that may be paid or settled (i) only in Common Stock or (ii) in either Common Stock or cash shall reduce the number of shares available for grant of Awards under this Plan by the number of shares subject to such an Award. The grant of a Performance Award or Other Incentive Award that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under this Plan.

(e)    Cancellation, Forfeiture, Termination and Cash Settlement. If any Award referred to in Section 4.3(a), (b), (c) or (d) (other than an Award that may be paid or settled only for cash) is canceled or forfeited, or the Award terminates, expires or lapses, for any reason, then the shares then subject to such Award shall again be available for grant of any Awards under this Plan. If shares of Common Stock subject to any Award referred to in Section 4.3(a), (b), (c) or (d) (other than an Award that may be paid or settled only for cash) are settled for cash in lieu of shares, then such shares shall again be available for grant of any Awards under this Plan.

(f)    Payment of Exercise Price and Withholding Taxes; Option Proceeds. Notwithstanding any provision of this Plan to the contrary, shares (i) tendered (either actually or by attestation) or withheld to satisfy an exercise price or tax withholding obligation pertaining to an Option or SAR, or (ii) repurchased by Chaparral using Option proceeds shall not be available for grant of any Awards under this Plan and shall not be added back to the number of shares available for grant under this Plan. If shares are used to pay withholding taxes payable upon vesting or payment of an Award other than an Option or SAR, or shares that would be acquired upon vesting or payment of an Award other than an Option or SAR are withheld to pay withholding taxes payable upon vesting or payment of such Award, the number of shares available for grant under this Plan shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.

ARTICLE V.

ELIGIBILITY

The Committee shall select Participants from those Employees, officers, directors, consultants and other individuals providing services for the Company that, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company. Once a Participant has been selected for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in this Plan and the administrative guidelines and regulations, if any, established by the Committee.

ARTICLE VI.

FORM OF AWARDS

6.1    Form of Awards. Awards may be granted under this Plan, in the Committee’s sole discretion, in the form of Options pursuant to Article VII, SARs pursuant to Article VIII, Restricted Stock pursuant to Article IX, Restricted Stock Units pursuant to Article X, Performance Awards pursuant to Article XI and Stock Awards and Other Incentive Awards pursuant to Article XII, or any combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of this Plan. The Committee may, in its sole discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of this Plan. Awards under a particular Article of this Plan need not be uniform, and Awards under more than one Article of this Plan may be combined in a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant. Subject to compliance with applicable tax law (including Section 409A), an Award Agreement may provide that a Participant may elect to defer receipt of income attributable to the exercise or vesting of an Award.

6.2    No Repricing or Reload Rights; No Buy-out of “Underwater” Awards. Except for adjustments made pursuant to Section 4.2, no Award may be repriced, replaced, regranted through cancellation or otherwise modified without stockholder approval, if the effect would be to reduce the exercise price for the shares underlying such Award. The Committee may not cancel an outstanding Option or SAR having an exercise price that is known to be more than the Fair Market Value of the Common Stock in exchange for a cash payment or for the purpose of granting a replacement Award of a different type.

6.3    Dividends, Cash Dividend Rights and Dividend Unit Rights. No Award that provides for the payment or accumulation of dividends, Cash Dividend Rights or Dividend Unit Rights shall allow such dividends, Cash Dividend Rights or Dividend Unit Rights to vest or otherwise become payable sooner than the date on which the underlying Award or portion thereof with respect to which it was granted has vested.

6.4    Minimum Vesting Requirement. Except as provided below, all Awards that are designated to be settled in shares of Common Stock shall be subject to a minimum vesting requirement of at least one year from the date the Award was granted, and no portion of any such Award may vest or become exercisable earlier than the first anniversary of the date such Award was granted; provided, however, that the foregoing minimum vesting requirement shall not apply: (a) with respect to 5 percent of the number of shares of Common Stock available for grant of Awards under this Plan as set forth in Section 4.1(a) (such 5 percent being the “Carve-Out Exception”), and (b) to the vesting of an Award that is accelerated in the event of a Participant’s death, Disability, retirement, termination of employment, as a result of a Change in Control or such other events that the Committee determines pursuant to the exercise of its powers under this Plan. For purposes of clarity and avoidance of doubt, to the extent Section 4.1(a) is amended to increase the number of shares of Common Stock available for grant of Awards under this Plan, then the number of shares of Common Stock subject to the Carve-Out Exception shall be 5 percent of the amended amount.

6.5    Non-Employee Director Award Limitation. A non-employee director may not be granted Awards under this Plan during any calendar year that have a value (determined, if applicable, pursuant to ASC Topic 718) on the date of grant in excess of $400,000; provided, however that the preceding limit shall be without regard to grants of Awards, if any, made to a non-employee director during any period in which such individual was an Employee or was otherwise providing services to the Company other than in the capacity as a director.

ARTICLE VII.

OPTIONS

7.1    General. Awards may be granted in the form of Options that may be Incentive Stock Options or Nonqualified Stock Options, or any combination of both; provided, however that Incentive Stock Options may be granted only to Employees.

7.2    Terms and Conditions of Options. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the Option is granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees (or other service providers) as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company in a manner that complies with Section 409A with respect to a Nonqualified Stock Option or Section 422 of the Code with respect to an Incentive Stock Option. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that no Options shall be exercisable later than 10 years after the Grant Date. Options may be granted with respect to Restricted Stock or shares of Common Stock that are not Restricted Stock, as determined by the Committee in its sole discretion.

7.3    Restrictions Relating to Incentive Stock Options.

(a)    Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422(b) of the Code. To the extent the aggregate Fair Market Value (determined as of the dates the respective Incentive Stock Options are granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of Chaparral and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as options that do not constitute Incentive Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date. No Incentive Stock Option shall be granted to an Employee under this Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of Chaparral or of its Affiliates unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.

(b)    Each Participant awarded an Incentive Stock Option shall notify Chaparral in writing immediately after the date he or she makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the Grant Date of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.

7.4    Exercise of Options.

(a)    Subject to the terms and conditions of this Plan, Options shall be exercised by the delivery of a written notice of exercise to Chaparral, setting forth the number of whole shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

(b)    Upon exercise of an Option, the exercise price of the Option shall be payable to Chaparral in full either (i) in cash or an equivalent acceptable to the Committee, (ii) in the sole discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, (A) by tendering (either actually or by attestation) one or more previously acquired nonforfeitable, unrestricted shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price or (B) by surrendering a sufficient portion of the shares with respect to which the Option is exercised having an aggregate Fair Market Value at the time of exercise equal to the total exercise price or (iii) in a combination of the forms specified in (i) or (ii) of this subsection.

(c)    During such time as the Common Stock is registered under Section 12 of the Exchange Act, to the extent permissible under applicable law, payment of the exercise price of an Option may also be made, in the absolute discretion of the Committee, by delivery to Chaparral or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to Chaparral to pay the exercise price and any required withholding taxes.

(d)    As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, Chaparral shall (i) deliver to the Participant, in the Participant’s name or the name of the Participant’s designee, a stock certificate or certificates in an appropriate aggregate amount based upon the number of shares of Common Stock purchased under the Option or (ii) cause to be issued in the Participant’s name or the name of the Participant’s designee, in book-entry form, an appropriate number of shares of Common Stock based upon the number of shares purchased under the Option.

7.5    Termination of Employment or Service. Each Award Agreement embodying the Award of an Option may set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company. Such provisions shall be determined by the Committee in its absolute discretion, need not be uniform among all Options granted under this Plan and may reflect distinctions based on the reasons for termination of employment or service. To the extent not provided otherwise in a Participant’s Award Agreement embodying the Award of an Option, the following termination provisions shall be deemed to apply with respect to such Award:

(a)    Termination For Cause. If the employment or service of a Participant shall terminate for Cause, each outstanding Option held by the Participant shall automatically terminate as of the date of such termination of employment or service, and the right to exercise the Option shall immediately terminate.

(b)    Termination By Reason of Death or Disability. In the event of a Participant’s death or Disability while employed by or in the service of Chaparral or an Affiliate, each outstanding Option shall remain outstanding and may be exercised by the person who acquires the Option by will or the laws of descent and distribution, or by the Participant, as the case may be, but only (i) within the one year period following the date of death or Disability (if otherwise prior to the date of expiration of the Option), and not thereafter, and (ii) to purchase the number of shares of Common Stock, if any, that could be purchased upon exercise of the Option at the time of death or Disability.

(c)    Termination For Reasons Other Than Cause, Death or Disability. If a Participant’s employment or service with the Company is terminated voluntarily by the Participant or by action of Chaparral or an Affiliate for reasons other than for Cause, an Option may be exercised, but only (i) within three months after such termination (if otherwise prior to the date of expiration of the Option), and not thereafter, and (ii) to purchase the number of shares of Common Stock, if any, that could be purchased upon exercise of the Option at the date of termination of the Participant’s employment or service.

Notwithstanding the foregoing, except in the case of a Participant’s death, an Option will not be treated as an Incentive Stock Option unless at all times beginning on the Grant Date and ending on the day three months (one year in the case of a Participant who is “disabled” within the meaning of Section 22(e)(3) of the Code) before the date of exercise of the Option, the Participant is an employee of Chaparral or a “parent corporation” or a “subsidiary corporation” of Chaparral, as those terms are defined in Sections 424(e) and (f) of the Code, respectively (or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an option in a transaction to which Section 424(a) of the Code applies).

ARTICLE VIII.

STOCK APPRECIATION RIGHTS

8.1    General. The Committee may grant Awards in the form of SARs in such numbers and at such times as it shall determine. SARs shall vest and be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which SARs may be exercised shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless (i) the SARs are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees (or other service providers) as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company in a manner that complies with Section 409A. The term of each SAR shall be as specified by the Committee; provided, however, that no SAR shall be exercisable later than 10 years after the Grant Date. At the time of an Award of SARs, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the SARs as it determines are necessary or appropriate, provided they are not inconsistent with this Plan.

8.2    Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to Chaparral, setting forth the number of whole shares of Common Stock with respect to which the Award is being exercised. Upon the exercise of SARs, the Participant shall be entitled to receive an amount equal to the excess of the aggregate Fair Market Value of the shares of Common Stock with respect to which the Award is exercised (determined as of the date of such exercise) over the aggregate exercise price of such shares. Such amount shall be payable to the Participant in cash or in shares of Common Stock, as provided in the Award Agreement.

8.3    Termination of Employment or Service. Each Award Agreement embodying the Award of SARs may set forth the extent to which the Participant shall have the right to exercise the SARs following termination of the Participant’s employment or service with the Company. Such provisions shall be determined by the Committee in its absolute discretion, need not be uniform among all SARs granted under this Plan and may reflect distinctions based on the reasons for termination of employment or service. To the extent not provided otherwise in a Participant’s Award Agreement embodying the Award of SARs, the following termination provisions shall be deemed to apply with respect to such Award:

(a)    Termination For Cause. If the employment or service of a Participant shall terminate for Cause, each outstanding SAR held by the Participant shall automatically terminate as of the date of such termination of employment or service, and the right to exercise the SAR shall immediately terminate.

(b)    Termination By Reason of Death or Disability. In the event of a Participant’s death or Disability while employed by or in the service of Chaparral or an Affiliate, each outstanding SAR shall remain outstanding and may be exercised by the person who acquires the SAR by will or the laws of descent and distribution, or by the Participant, as the case may be, but only (i) within the one year period following the date of death or Disability (if otherwise prior to the date of expiration of the SAR), and not thereafter, and (ii) to the extent the SAR was vested and exercisable at the time of such termination.

(c)    Termination For Reasons Other Than Cause, Death or Disability. If a Participant’s employment or service with the Company is terminated voluntarily by the Participant or by action of Chaparral or an Affiliate for reasons other than for Cause or Disability or termination as a result of the Participant’s death, a SAR may be exercised, but only (i) within three months after such termination (if otherwise prior to the date of expiration of the SAR), and not thereafter, and (ii) to the extent the SAR was vested and exercisable at the time of such termination.

ARTICLE IX.

RESTRICTED STOCK

9.1    General. Awards may be granted in the form of Restricted Stock in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock as it may deem advisable, including without limitation prescribing the period over which and the conditions upon which the Restricted Stock may become vested or be forfeited and/or providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award. A Participant shall not be required to make any payment for Restricted Stock unless required by the Committee pursuant to Section 9.2.

9.2    Purchased Restricted Stock. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Restricted Stock.

9.3    Restricted Period. At the time an Award of Restricted Stock is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restricted Period in the sole discretion of the Committee.

9.4    Other Terms and Conditions. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Restricted Stock awarded to a Participant under this Plan shall be registered in the name of the Participant or, at the option of Chaparral, in the name of a nominee of Chaparral, and shall be issued in book-entry form or represented by a stock certificate. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period and to enjoy all other stockholder rights with respect thereto, except that (a) no dividends or distributions made with respect to any share of Restricted Stock shall vest or be payable sooner than the date on which the underlying share of Restricted Stock with respect to which it was made has vested, (b) Chaparral shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period and (c) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period. A breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock may result in a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock, including without limitation rules pertaining to the termination of employment or service (by reason of death, Disability, retirement, Cause or otherwise) of a Participant prior to expiration of the Restricted Period. To the extent not provided otherwise in a Participant’s Award Agreement embodying the Award of Restricted Stock and except as otherwise provided in the Plan, if the employment or service of a Participant shall terminate for any reason prior to the expiration of the Restricted Period, then on the date of such termination of employment or service all of the shares of Restricted Stock still subject to restrictions shall be forfeited by the Participant.

9.5    Miscellaneous. Nothing in this Article shall prohibit the exchange of shares of Restricted Stock pursuant to a plan of merger or reorganization for stock or other securities of Chaparral or another corporation that is a party to the merger or reorganization, provided that the stock or securities so received in exchange for shares of Restricted Stock shall, except as provided in Article XIII, become subject to the restrictions applicable to such Restricted Stock. Any shares of Common Stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to such Restricted Stock.

ARTICLE X.

RESTRICTED STOCK UNITS

10.1    General. Awards may be granted in the form of Restricted Stock Units in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock Units as it may deem advisable, including without limitation prescribing the period over which and the conditions upon which a Restricted Stock Unit may become vested or be forfeited and/or providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award. Upon the lapse of restrictions with respect to each Restricted Stock Unit, the Participant shall be entitled to receive one share of Common Stock, an amount of cash equal to the Fair Market Value of one share of Common Stock, or any combination of cash and Common Stock that equals the Fair Market Value of one share of Common Stock, as provided in the Award Agreement. A Participant shall not be required to make any payment for Restricted Stock Units.

10.2    Restricted Period. At the time an Award of Restricted Stock Units is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock Units. Each Award of Restricted Stock Units may have a different Restricted Period in the sole discretion of the Committee.

10.3    Cash Dividend Rights and Dividend Unit Rights. To the extent provided by the Committee in its sole discretion, a grant of Restricted Stock Units may include a tandem Cash Dividend Right or Dividend Unit Right grant. A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of the related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest in the sole discretion of the Committee), or be subject to such other provisions or restrictions as determined by the Committee in its sole discretion. A grant of Dividend Unit Rights may provide that such Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award or be subject to such other provisions and restrictions as determined by the Committee in its sole discretion. Any provision of this Article X to the contrary notwithstanding, no Cash Dividend Right or Dividend Unit Right shall vest or be payable sooner than the date on which the underlying Restricted Stock Unit with respect to which it was granted has vested.

10.4    Other Terms and Conditions. At the time of an Award of Restricted Stock Units, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock Units, including without limitation rules pertaining to the termination of employment or service (by reason of death, Disability, retirement, Cause or otherwise) of a Participant prior to expiration of the Restricted Period. To the extent not provided otherwise in a Participant’s Award Agreement embodying the Award of Restricted Stock Units and except as otherwise provided in the Plan, if the employment or service of a Participant shall terminate for any reason prior to the expiration of the Restricted Period, then on the date of such termination of employment or service all of the Restricted Stock Units still subject to restrictions shall be forfeited by the Participant.

ARTICLE XI.

PERFORMANCE AWARDS

11.1    General. Awards may be granted in the form of Performance Awards that may be payable in the form of cash, shares of Common Stock or any combination of both, in such amounts and at such times as the Committee shall determine. Performance Awards shall be conditioned upon the level of achievement of one or more stated performance goals over a specified performance period established by the Committee. Performance Awards may be combined with other Awards to impose performance criteria as part of the terms of such other Awards.

11.2    Terms and Conditions. Each Award Agreement embodying a Performance Award shall set forth (a) the amount, including a target and maximum amount if applicable, a Participant may earn in the form of cash or shares of Common Stock or a formula for determining such amount, (b) the performance criteria and level of achievement versus such criteria that shall determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (c) the performance period over which performance is to be measured, (d) the timing of any payments to be made, (e) restrictions on the transferability of the Award and (f) such other terms and conditions as the Committee may determine that are not inconsistent with this Plan.

ARTICLE XII.

STOCK AWARDS AND OTHER INCENTIVE AWARDS

12.1    Stock Awards. Stock Awards may be granted to Participants upon such terms and conditions as the Committee may determine. Shares of Common Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration. The Committee shall determine the number of shares of Common Stock to be issued pursuant to a Stock Award. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Common Stock covered by a Stock Award.

12.2    Other Incentive Awards. Other Incentive Awards may be granted in such amounts, upon such terms and at such times as the Committee shall determine. Other Incentive Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Committee, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of this Plan. Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and limitations applicable to such Award. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or any combination thereof), as established by the Committee, subject to the terms of this Plan.

ARTICLE XIII.

CHANGE IN CONTROL

13.1    Vesting of Awards. Notwithstanding any provision of this Plan to the contrary, in the event of a Change in Control, the Committee, in its sole discretion, may accelerate or waive any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, an Award granted hereunder and then outstanding (including treating any Performance Awards as if all performance criteria and other conditions were achieved or fulfilled to the maximum extent possible) so that:

(a)    if no exercise of the Award is required, the Award may be realized in full at the time of the occurrence of the Change in Control (the “Change Effective Time”), or

(b)    if exercise of the Award is required, the Award may be exercised in full as of the Change Effective Time;

provided that any such action contemplated under this Section 13.1 shall be effective only to the extent that such action will not cause any Award that is designed to satisfy Section 409A to fail to satisfy such section.

13.2    Assumption of Awards. Upon a Change in Control where Chaparral is not the surviving entity (or survives only as a subsidiary of another entity), the Committee, in its sole discretion, may determine that all outstanding Options and SARs that are not exercised at or before the Change Effective Time will be assumed by or replaced with comparable options and rights in the surviving entity (or a parent of the surviving entity) in accordance with Section 424 of the Code or Section 409A, as applicable, and that other outstanding Awards will be converted into similar awards of the surviving entity (or a parent of the surviving entity).

13.3    Cancellation of Awards. Notwithstanding the foregoing, in the event of a Change in Control of Chaparral, then the Committee, in its sole discretion, may, no later than the Change Effective Time, require any Participant holding an Award to surrender such Award in exchange for (a) with respect to each share of Common Stock subject to an Option or SAR (whether or not vested), payment by the Company (or a successor), in cash, of an amount equivalent to the excess of the value of the consideration received for each share of Common Stock by holders of Common Stock in connection with such Change in Control (the “Change in Control Consideration”) over the exercise price or grant price per share, (b) with respect to each share of Common Stock subject to an Award of Restricted Stock, Restricted Stock Units or Other Incentive Awards, and related Cash Dividend Rights and Dividend Unit Rights (if applicable), payment by the Company (or a successor), in cash, of an amount equivalent to the value of any such Cash Dividend Rights and Dividend Unit Rights plus the value of the Change in Control Consideration for each share covered by the Award, assuming all restrictions or limitations (including risks of forfeiture) have lapsed and (c) with respect to a Performance Award, payment by the Company (or a successor), in cash, of an amount equivalent to the value of such Award, as determined by the Committee, taking into account, to the extent applicable, the Change in Control Consideration, and assuming all performance criteria and other conditions to payment of such Awards are achieved or fulfilled to the maximum extent possible. Payments made upon a Change in Control pursuant to this Section 13.3 shall be made no later than the Change Effective Time.

13.4    Other Terms and Conditions. At the time an Award is granted, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Award, including without limitation rules pertaining to the termination of employment or service (by reason of death, Disability, retirement, Cause or otherwise) of a Participant following a Change in Control. To the extent not provided otherwise in a Participant’s Award Agreement embodying an Award and notwithstanding anything in the Plan to the contrary, (i) in the event of a Change in Control in which the acquiring or surviving entity in the transaction does not assume or continue an outstanding Award upon the Change in Control, then such Award shall become fully vested and fully exercisable, and (ii) in the event of termination of the Participant’s employment or service by Chaparral or its Affiliate without Cause or by the Participant for Good Reason, in each case, within one year following the occurrence of a Change in Control and provided the Participant is in the continuous employment or service of Chaparral or an Affiliate until such termination of employment, each outstanding Award shall become fully vested and fully exercisable; provided, however, that notwithstanding the preceding, any Award that is a Performance Award with performance-based vesting shall vest upon such Change in Control or termination of employment or service, as applicable, based upon deemed achievement of target performance.

ARTICLE XIV.

AMENDMENT AND TERMINATION

14.1    Plan Amendment and Termination. The Board may at any time suspend, terminate, amend or modify this Plan, in whole or in part; provided, however, that no amendment or modification of this Plan shall become effective without the approval of such amendment or modification by the holders of at least a majority of the shares of Common Stock entitled to vote on such matter if (a) such amendment or modification increases the maximum number of shares subject to this Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under this Plan or (b) Chaparral determines that such approval is otherwise required by or necessary to comply with applicable law or the listing requirements of an exchange or association on which the Common Stock is then listed or quoted. An amendment to this Plan generally will not require stockholder approval if it curtails rather than expands the scope of this Plan, nor if it is made to conform this Plan to statutory or regulatory requirements, such as, without limitation, Section 409A. Upon termination of this Plan, the terms and provisions of this Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. Except as otherwise provided herein, no suspension, termination, amendment or modification of this Plan shall adversely affect in any material way any Award granted under this Plan prior to such suspension, termination, amendment or modification, without the consent of the Participant (or the Permitted Transferee) holding such Award.

14.2    Award Amendment and Cancellation. The Committee may amend the terms of any outstanding Award granted pursuant to this Plan, but except as otherwise provided herein, no such amendment shall adversely affect in any material way the Participant’s (or a Permitted Transferee’s) rights under an outstanding Award without the consent of the Participant (or the Permitted Transferee) holding such Award. Notwithstanding the foregoing, Chaparral may amend any Award Agreement to be exempt from Section 409A or to comply with the requirements of Section 409A or to modify any provision that causes an Award that is intended to be classified as an “equity instrument” under FASB Accounting Standards Codification, Topic 718 to be classified as a liability on Chaparral’s financial statements.

ARTICLE XV.

MISCELLANEOUS

15.1    Award Agreements. After the Committee grants an Award under this Plan to a Participant, such Award shall be evidenced by an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award and such other matters as the Committee may determine to be appropriate. The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to the Participant in connection with any Award; provided, however, that any permitted deferrals shall be structured to meet the requirements of Section 409A. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of this Plan, and in the event of any conflict between an Award Agreement and this Plan, the terms of this Plan shall govern. All Awards under this Plan are intended to be structured in a manner that will either comply with or be exempt from Section 409A so that no tax will be owed under Section 409A.

15.2    Listing; Suspension.

(a)    If and as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. Chaparral shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)    If at any time counsel to Chaparral or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on Chaparral or its Affiliates under the laws of any applicable jurisdiction, Chaparral or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on Chaparral or its Affiliates.

(c)    Upon termination of any period of suspension under this Section 15.2, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award unless otherwise determined by the Committee in its sole discretion.

15.3    Additional Conditions. Notwithstanding anything in this Plan to the contrary (a) the Committee may, if it shall determine it necessary or desirable in its sole discretion, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to Chaparral a written representation of present intention to acquire the Award or such shares of Common Stock for his own account for investment and not for distribution, (b) any certificate for shares of Common Stock issued to a Participant may include any legend that the Committee deems appropriate to reflect any restrictions on transfer and (c) all certificates for shares of Common Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Common Stock is then listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

15.4    Transferability.

(a)    All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a Permitted Transferee as provided in subsection (c) of this Section 15.4; provided, however, that in the event of a Participant’s legal incapacity, an Award may be exercised by his guardian or legal representative. When a Participant dies, the personal representative, beneficiary, or other person entitled to succeed to the rights of the Participant may acquire the rights under an Award, subject to and in accordance with the conditions and limitations set forth in this Plan and any applicable Award Agreement. Any such successor must furnish proof satisfactory to Chaparral of the successor’s entitlement to receive the rights under an Award under the Participant’s will or under the applicable laws of descent and distribution.

(b)    Except as otherwise provided in this Section 15.4, no Award shall be subject to execution, attachment or similar process, and no Award may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by this Plan or the Award Agreement shall be null and void and without effect.

(c)    If provided in the Award Agreement, Nonqualified Stock Options may be transferred by a Participant to a Permitted Transferee. Any transfer of an Award to a Permitted Transferee shall be without consideration. For purposes of this Plan, “Permitted Transferee” means (i) a member of a Participant’s immediate family, (ii) trusts in which a person listed in (i) above has more than 50% of the beneficial interest, (iii) a foundation in which the Participant or a person listed in (i) above controls the management of assets, (iv) any other entity in which the Participant or a person listed in (i) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (iv), no consideration is provided for the transfer and (v) any transferee permitted under applicable securities and tax laws as determined by counsel to Chaparral. In determining whether a person is a “Permitted Transferee,” immediate family members shall include a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

(d)    Incident to a Participant’s divorce, the Participant may request that Chaparral agree to observe the terms of a domestic relations order which may or may not be part of a qualified domestic relations order (as defined in Section 414(p) of the Code) with respect to all or a part of one or more Awards made to the Participant under this Plan. Chaparral’s decision regarding such a request shall be made by the Committee, in its sole and absolute discretion, based upon the best interests of Chaparral. The Committee’s decision need not be uniform among Participants. As a condition of participation, a Participant agrees to hold Chaparral harmless from any claim that may arise out of Chaparral’s observance of the terms of any such domestic relations order.

15.5    Withholding Taxes. The Company shall be entitled to deduct from any payment made under this Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay or may allow the Participant to elect to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under this Plan, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (a) withholding shares of Common Stock from any delivery of Common Stock due as a result of such Award, or (b) permitting the Participant to deliver to the Company (either actually or by attestation) previously acquired shares of Common Stock. If such tax withholding amounts are satisfied through net settlement or previously acquired shares, the maximum number of shares of Common Stock that may be so withheld or surrendered shall be the number of shares of Common Stock that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award, as determined by the Committee. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.

15.6    No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to this Plan or any Award granted hereunder. If the application of any provision of the Plan or any Award Agreement would yield a fractional share of Common Stock, such fractional share shall be rounded down to the nearest whole share, provided that the Committee in its sole discretion may settle fractional shares in cash.

15.7    Notices; Method of Delivery. All notices required or permitted to be given or made under this Plan or pursuant to any Award Agreement (unless provided otherwise in such Award Agreement) shall be in writing and shall be deemed to have been duly given or made if (a) delivered personally, (b) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (c) sent by prepaid overnight courier service or (d) sent by telecopy, facsimile or electronic transmission, with confirmation receipt, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefore or (iii) if sent by telecopy, facsimile or electronic transmission, when the answer back is received. Chaparral or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (A) to a Participant at his address as set forth in the records of the Company or (B) to Chaparral at the principal executive offices of Chaparral clearly marked “Attention: Chief Financial Officer.” Any provision of this Plan to the contrary notwithstanding, any provision in this Plan setting forth a requirement for delivery of a written notice, agreement, consent, acknowledgement, or other documentation in writing, including a written signature, may be satisfied by electronic delivery of such notice, agreement, consent, acknowledgment, or other documentation, in a manner that the Committee has prescribed or that is otherwise acceptable to the Committee, provided that evidence of the intended recipient’s receipt of the electronic delivery is available to the Committee and that such delivery is not prohibited by applicable laws and regulations.

15.8    Compliance with Law and Stock Exchange or Association Requirements. It is the intent of Chaparral that Options designated Incentive Stock Options comply with the applicable provisions of Section 422 of the Code and that all Awards either be exempt from Section 409A or, if not exempt, comply with the requirements of Section 409A. Any provision of this Plan to the contrary notwithstanding, the Committee may revoke any Award if it is contrary to law, governmental regulation or stock exchange or association requirements or modify an Award to bring it into compliance with any government regulation or stock exchange or association requirements.

15.9    Binding Effect. The obligations of Chaparral under this Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of Chaparral, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of Chaparral. The terms and conditions of this Plan shall be binding upon each Participant and his Permitted Transferees, heirs, legatees, distributees and legal representatives.

15.10    Severability. If any provision of this Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or such agreement, as the case may be, but such provision shall be fully severable and this Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

15.11    No Restriction of Corporate Action. Nothing contained in this Plan shall be construed to prevent Chaparral or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify this Plan) that is deemed by Chaparral or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Awards made or to be made under this Plan. No Participant or other person shall have any claim against Chaparral or any Affiliate as a result of such action.

15.12    Clawback. The Plan and all Awards granted hereunder are subject to any written clawback policies that Chaparral, with the approval of the Board or an authorized committee thereof, may adopt either prior to or following the

Effective Date, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the SEC and that the Chaparral determines should apply to Awards. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Chaparral’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.

15.13    Governing Law. This Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Delaware except as superseded by applicable federal law.

15.14    No Right, Title or Interest in Company Assets. No Participant shall have any rights as a stockholder of Chaparral as a result of participation in this Plan until the date of issuance of Common Stock in his name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to this Plan. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All Awards shall be unfunded.

15.15    Risk of Participation. Nothing contained in this Plan shall be construed either as a guarantee by Chaparral or its Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of this Plan or as an agreement by Chaparral or its Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in this Plan.

15.16    No Guarantee of Tax Consequences. No person connected with this Plan in any capacity, including without limitation Chaparral and its Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under this Plan or that such tax treatment will apply to or be available to a Participant on account of participation in this Plan.

15.17    Continued Employment or Service. Nothing contained in this Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant’s employment or service at any time, with or without cause. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of Chaparral or an Affiliate to the Participant.

15.18    Miscellaneous. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of this Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of this Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

IN WITNESS WHEREOF, this Plan has been executed on this          day of                             , 2019.

CHAPARRAL ENERGY, INC.

By:
K. Earl Reynolds
President and Chief Executive Officer

ANNUAL MEETING OF CHAPARRAL ENERGY, INC.

Date:	Friday, June 28, 2019
Time:	10:00 A.M. (Central Daylight Time)
Place:	Chaparral Energy, Inc., 701 Cedar
Lake Blvd., Oklahoma City, OK 73114

Please make your marks like this: ☒ Use dark black pencil or pen only

Board of Directors Recommends a Vote FOR the election of the director nominees in proposal 1, FOR proposals 2 and 3, ONE YEAR for proposal 4 and FOR proposal 5.

1:	Election of Directors					Directors Recommend ê
		For	Against	Abstain
	01 K. Earl Reynolds	☐	☐	☐		For
	02 Robert F. Heinemann	☐	☐	☐		For
	03 Douglas E. Brooks	☐	☐	☐		For
	04 Matthew D. Cabell	☐	☐	☐		For
	05 Samuel Langford	☐	☐	☐		For
	06 Kenneth W. Moore	☐	☐	☐		For
	07 Marcus C. Rowland	☐	☐	☐		For
	08 Gysle Shellum	☐	☐	☐		For

		For	Against	Abstain

2:	To approve the Chaparral Energy, Inc. 2019 Long-Term Incentive Plan.	☐	☐	☐		For

3:	To consider an advisory vote on the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement.	☐	☐	☐		For

		1 Year	2 Years	3 Years	Abstain	1 Year
4:	To consider an advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.	☐	☐	☐	☐

		For	Against	Abstain

5:	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐		For

6:	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
	To attend the meeting and vote your shares in person, please mark this box.			☐
Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears in the Company’s stock records. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Legal entities should provide full name of entity and title of authorized officer signing the proxy.

Annual Meeting of Chaparral Energy, Inc.

to be held on Friday, June 28, 2019

for Holders as of May 6, 2019

This proxy is being solicited on behalf of the Board of Directors

INTERNET	VOTE BY:	TELEPHONE

Go To www.proxypush.com/CHAP • Cast your vote online. • View Meeting Documents.	OR	866-307-3997 • Use any touch-tone telephone. • Have your Proxy Card/Voting • Instruction Form ready. • Follow the simple recorded • instructions.
MAIL

OR	• Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the
postage-paid envelope provided.

The undersigned hereby appoints K. Earl Reynolds, Scott Pittman and Justin P. Byrne, and each of them, with full power of substitution and re-substitution, to represent the undersigned and to vote all the shares of Common Stock in Chaparral Energy, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 28, 2019 and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated May 23, 2019 and (2) in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, 1 YEAR FOR PROPOSAL 4 AND FOR PROPOSAL 5.

PROXY TABULATOR FOR

CHAPARRAL ENERGY, INC.
P.O. BOX 8016
CARY, NC 27512-9903

Revocable Proxy — Chaparral Energy, Inc.

Annual Meeting of Stockholders

June 28, 2019, 10:00 a.m. (Central Daylight Time)

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints K. Earl Reynolds, Scott Pittman and Justin P. Byrne, and each of them, with full power of substitution and re-substitution, to represent the undersigned and to vote all the shares of Common Stock in Chaparral Energy, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 28, 2019 and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated May 23, 2019 and (2) in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR the election of the director nominees specified in Proposal 1, FOR Proposals 2 and 3, 1 YEAR for Proposal 4 and FOR Proposal 5.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)